                            SCHEDULE 14A INFORMATION


                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE


                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            MOORE CORPORATION LIMITED
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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             pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange
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         fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:
2)       Form, Schedule or Registration Statement No.:
3)       Filing Party:
4)       Date Filed:

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                                     [LOGO]

March 13, 2002

Dear Fellow Shareholders:

Our Annual Meeting of Shareholders will be held on Thursday April 18, 2002 at 12:00pm EDT at the Four Seasons Hotel, 57 East 57th Street, New York City and we look forward to your attendance either in person or by proxy.

Holding the meeting in New York will accomplish several things. First, it will reduce the amount of time that my team and I will need to be away from the business. Second, it will allow us the opportunity to put on a full presentation to our investor base that is very concentrated within the city. Third, it will reduce expenses related to travel and fourth, it will be a sign of support for the city as it continues its efforts to rebound following September 11th.

I am looking forward to this opportunity to stand before you and discuss the progress the company has made as well as our strategic direction for the future. As you know, this company has made great strides over the course of the last year, yet there remains much to be accomplished.

At this year's annual meeting you will be asked to approve the amendment of the Articles of Amalgamation to decrease the minimum number of directors on our board from 9 to 7 and to re-authorize the board to fix the number of directors on the board within the range provided for in the articles, to appoint our independent auditor, to amend the terms of the outstanding options to acquire Series 1 Preference Shares, to relocate our registered office to the Municipality of Mississauga, to approve the Corporation's continuance under the Canada Business Corporations Act and to elect directors for the coming year. The management team and the Board of Directors recommends that you vote:

     o FOR the amendment to the Articles of Amalgamation and to re-authorize the board to fix the number of directors on the board within the range provided for in the articles

     o    FOR the appointment of our independent auditor

     o FOR the amendment to the terms of the outstanding options to acquire Series 1 Preference Shares

     o    FOR the relocation of our registered office

     o FOR the Corporation's continuance under the Canada Business Corporations Act

     o    FOR the election of the slate of director nominees.

I am looking forward to discussing with you our results, our business plan for the future and the positive momentum the company has despite a challenging business environment. I encourage our investors who can attend this meeting to join us in New York in April.

Sincerely yours,

/s/ Robert G. Burton
-----------------------------
Robert G. Burton
President and Chief Executive Officer

MOORE CORPORATION LIMITED
Suite 3501, Scotia Plaza
40 King Street West
P. O. Box 205
Toronto, Ontario M5H 3Y2 Canada

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

The annual and special meeting of shareholders of Moore Corporation Limited (the "Corporation") will be held at the Four Seasons Hotel, 57 East 57th Street, New York, New York, on April 18, 2002 (please enter the Hotel on 58th Street between Park and Madison Avenues) at 12:00 p.m. EDT for the following purposes:

1. To receive the consolidated financial statements of the Corporation for the year ended December 31, 2001, together with the auditor's report on those statements;

2. To consider and, if thought fit, to approve as a special resolution the amendment of the Corporation's Articles of Amalgamation to decrease the minimum number of directors on our board from 9 to 7 and to re-authorize the board to fix the number of directors on the board within the range provided for in the articles;

3. To appoint auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors;

4. To consider and, if thought fit, to approve the amendment of the terms of the outstanding options to purchase Series 1 Preference Shares;

5. To consider and, if thought fit, to approve, as a special resolution, the relocation of the registered office of the Corporation from the Municipality of Toronto, Ontario to the Municipality of Mississauga, Ontario;

6. To consider and, if thought fit, to approve as a special resolution the continuation of the Corporation under the Canada Business Corporations Act;

7.   To elect directors for the ensuing year; and

8.   To transact any other business properly before the meeting.

These items are more fully described in the accompanying management information circular/proxy statement. Only shareholders of record of the Corporation at the close of business on March 8, 2002 will be entitled to vote at the annual meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan on attending the annual meeting. To vote, please COMPLETE, SIGN AND RETURN YOUR FORM OF PROXY IN THE ENCLOSED ENVELOPE OR VIA FACSIMILE TO COMPUTERSHARE TRUST COMPANY OF CANADA (416-981-9803). Proxies are counted and tabulated by Computershare Trust Company of Canada, Moore's registrar and transfer agent, to protect the confidentiality of how a particular shareholder votes. A proxy is referred to Moore only in cases where it is clearly marked to indicate a particular instruction to management, or unless it is necessary to refer to the proxy in order to determine its validity or when it is necessary to do so to permit management to meet its legal responsibility to shareholders.

Dated at Toronto, Canada, this 13th day of March, 2002.

By Order of the Board of Directors,

/s/ James E. Lillie
-----------------------------------
James E. Lillie
Executive Vice President Operations
Corporate Secretary

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

Unless otherwise stated, the information in this statement is as of February 28, 2002, and unless otherwise indicated, all dollar amounts are expressed in United States currency.

SOLICITATION OF PROXIES

THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF MOORE CORPORATION LIMITED (THE "CORPORATION" AND COLLECTIVELY WITH ITS SUBSIDIARIES "MOORE") TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS ON APRIL 18, 2002 AND AT ALL ADJOURNMENTS THEREOF, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING. Solicitation will be made by mail commencing March 15, 2002, but employees of the Corporation may also solicit proxies personally. In addition, the Corporation will retain Georgeson Shareholder Communications Canada of Toronto, Ontario, to aid in the solicitation of proxies at a fee of approximately Cdn$25,000 plus expenses. The total cost of the solicitation will be borne by the Corporation.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed form of proxy are directors of the Corporation and will vote or withhold from voting the shares in respect of which they are appointed on any ballot that may be called for in accordance with the instructions of the shareholder as indicated on the proxy. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON AS A REPRESENTATIVE AT THE MEETING MAY DO SO either by inserting such person's name in the blank space provided in the form of proxy or by completing another proper form of proxy and delivering the completed form of proxy to the Secretary of the Corporation in time for use at the meeting. If you submit your proxy by mail, but do not fill out the voting instructions on the proxy card, the shares represented by your proxy will be voted as follows:

1. FOR the amendment to the Articles of Amalgamation and to re-authorize the Board to fix the number of directors on the board within the range provided for in the articles,

2.   FOR the appointment of our independent auditor,

3. FOR the amendment to the terms of the outstanding options to acquire Series 1 Preference Shares,

4.   FOR the relocation of our registered office,

5. FOR the continuation of the Corporation under the Canada Business Corporations Act, and

6.   FOR the election of the slate of director nominees.

A shareholder who has given a proxy may revoke it either (a) by signing a form of proxy bearing a later date and depositing it in time for use at the meeting or (b) by depositing or transmitting by telephonic or electronic means an instrument in writing executed by the shareholder or by the shareholder's attorney authorized in writing or by electronic signature at the registered office of the Corporation at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of the meeting on the day of the meeting, or any adjournment thereof, or (c) in any other manner permitted by law.

The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments to or variations of matters identified in the notice of meeting, and with respect to other matters which may properly come before the meeting or any adjournment thereof. At the date of this circular, the management of the Corporation knows of no such amendments, variations or other matters.

VOTING SECURITIES/RECORD DATE

On February 28, 2002, the Corporation had 111,871,698 common shares outstanding. Shareholders of record at the close of business on March 8, 2002 (record date) will be entitled to one vote for each common share held by them. If a person has transferred any common shares after the record date and the transferee of such common shares establishes proper ownership and asks, not later than April 8, 2002, to be included in the list of shareholders entitled to vote at the meeting, the transferee will be entitled to vote such common shares. A majority of votes cast at the meeting is required for approval of each item of regular business. A special majority of 66 2/3% of the votes cast at the meeting is required for approval of (i) the amendment to the Articles of Amalgamation to decrease the minimum

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                                      - 2 -

number of directors from 9 to 7, (ii) the re-authorization of the Board to fix the number of directors within the range provided for in the articles, (iii) the relocation of the Corporation's registered office from the Municipality of Toronto, Ontario to the Municipality of Mississauga, Ontario and (iv) the continuation of the Corporation under the Canada Business Corporation Act. A majority of votes cast at the meeting other than votes attaching to common shares beneficially owned by insiders of the Corporation (and their associates) to whom options to purchase Series 1 Preference Shares have been granted is required for approval of the amendment of such options.

PROPOSAL 1: AMENDMENT TO THE CORPORATION'S ARTICLES

At the meeting, shareholders will be asked to approve a special resolution (substantially in the form set out in Appendix "B" attached hereto), with or without variation, authorizing the filing of articles of amendment to decrease the minimum number of directors from 9 to 7 and to re-authorize the delegation to the Board of the authority to set the number of directors within the range provided for in the Corporation's articles, as it may determine, in its sole discretion from time to time. The Board believes seven directors are a sufficient number to ensure that the Board will be able to function independently of management.

A special majority of 66 2/3% of the votes cast at the meeting is required for approval of this resolution.

If the resolution is approved at the meeting, then articles of amendment will be filed with the Companies Branch in the Province of Ontario to give effect to the decrease in the minimum number of directors. The decrease will not be effective until such filing is complete.

THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF AMALGAMATION TO DECREASE THE MINIMUM NUMBER OF DIRECTORS FROM 9 TO 7 AND TO RE-AUTHORIZE THE BOARD TO FIX THE NUMBER OF DIRECTORS WITHIN THE RANGE PROVIDED FOR IN THE ARTICLES.

PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITOR

A resolution will be submitted to the meeting to appoint Deloitte & Touche LLP as independent auditor of the Corporation for a term expiring at the annual meeting of shareholders in 2003 and to authorize the directors to fix the remuneration to be paid to the independent auditor. To become effective, such resolution must be approved by a majority of the votes cast at the meeting.

Deloitte & Touche LLP will be represented at the meeting and will have an opportunity to make a statement if they so desire and to answer appropriate questions. Deloitte & Touche LLP was first appointed as the Corporation's independent auditor in April 2001.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITOR OF THE CORPORATION.

PROPOSAL 3: AMENDMENT OF OPTIONS TO ACQUIRE SERIES 1 PREFERENCE SHARES

A resolution will be submitted to the meeting (substantially in the form set out in Appendix "C" attached hereto) to amend the terms of the 1,580,000 options to purchase Series 1 Preference Shares that were granted to Messrs. Burton, Lewis and Lillie and certain other members of senior management in order to induce them to join the Corporation in December 2000. Currently, each Series 1 Preference Share entitles the holder thereof to receive a non-cumulative preferential annual dividend of Cdn$.001 per share and to receive any dividend paid on a common share. In the event of liquidation, dissolution or winding up of the Corporation, each holder of a Series 1 Preference Share has the right to receive Cdn$.001 per share, together with all dividends declared and unpaid on that share. After that, the holder of a Series 1 Preference Share will share equally in any remaining assets with a holder of common shares. The Series 1 Preference Share options contain a cash-out provision that permits the holder to receive, at his election and in lieu of the delivery of the Series 1 Preference Share, an amount equal to the closing price per common share of the Corporation on the trading day immediately prior to exercise on The Toronto Stock Exchange.

The Corporation is proposing to amend such options to eliminate the cash-out provision and to make them exercisable for one common share per option instead of one Series 1 Preference Share. The exercise price (Cdn$3.65) would remain unchanged. These options were structured as options to purchase Series 1 Preference

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                                      - 3 -

Shares because of the existence of certain factors that made it financially advantageous to the Corporation to issue options to purchase Series 1 Preference Shares rather than options to purchase common shares. These factors are no longer relevant.

The proposed amendment will eliminate the Corporation's existing obligation to potentially pay a cash amount upon exercise of the options. In addition, as a result of changes to Canadian generally accepted accounting principles that went into effect on January 2002, the Corporation is now required to mark to market the value of these options on a quarterly basis. This means that as the price of the Corporation's common shares rises, an amount equal to the difference between the exercise price of any vested options and the fair market value of a common share must be charged to compensation expense on a quarterly basis. This volatility may negatively impact the Corporation's financial results on a quarterly basis. The proposed amendment would eliminate this volatility and benefit the Corporation without a positive or negative impact on the optionholder.

To become effective, such resolution must be approved by a majority of the votes cast at the meeting other than votes attaching to common shares beneficially owned by insiders of the Corporation (and their associates) to whom options to purchase Series 1 Preference Shares have been granted.

THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE TERMS OF THE SERIES 1 PREFERENCE SHARE OPTIONS.

PROPOSAL 4: RELOCATION OF REGISTERED OFFICE

A special resolution (substantially in the form set out in Appendix "D" attached hereto) will be submitted to the meeting to relocate the Corporation's registered office from the Municipality of Toronto to an existing facility in the Municipality of Mississauga. This relocation will enable the Corporation to reduce corporate overhead by moving the registered office to an existing facility located in Mississauga.

To become effective, this resolution must be approved by 66 2/3% of the votes cast at the meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE RELOCATION OF THE REGISTERED OFFICE TO THE MUNICIPALITY OF MISSISSAUGA.

PROPOSAL 5: CONTINUATION OF CORPORATION

At the meeting, shareholders will be asked to approve a special resolution (substantially in the form set out in Appendix "E" attached hereto) to continue the Corporation from the Business Corporations Act (Ontario) ("OBCA"), which currently governs its affairs, to the Canada Business Corporations Act ("CBCA").

Management believes that the continuance of the Corporation will permit it to take advantage of recent amendments to the CBCA relating to residency requirements of directors (described below) which will provide the Corporation with greater flexibility to attract experienced and qualified individuals to serve as directors of the Corporation.

If the special resolution is approved at the meeting, then articles of continuance may be filed to give effect to the continuance. The continuance will not be effective until such filings are complete. The Board reserves the right to revoke all or part of the articles of continuance at any time prior to their becoming effective, or to not proceed with the filing of the articles of continuance at all.

To become effective, this resolution must be approved by 66 2/3% of the votes cast at the meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE CONTINUANCE OF THE CORPORATION FROM THE BUSINESS CORPORATIONS ACT (ONTARIO) TO THE CANADA BUSINESS CORPORATIONS ACT.

CBCA VERSUS OBCA

In the event that the continuance of the Corporation is approved at the meeting and a certificate of continuance is obtained under the CBCA, the Corporation will be treated as if it had been incorporated under the CBCA rather than under the OBCA. The relevant provisions of the CBCA are similar to those of the OBCA and, accordingly, the rights of shareholders, the rights, powers and obligations of directors and the power and authority of the Corporation will not significantly change as a result of the continuance.

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                                      -4 -

However, there are distinctions between the OBCA and CBCA. The following is a brief summary of certain differences, which management considers to be material. This summary is not intended to be exhaustive and shareholders should consult their legal advisors regarding implications of the continuance which may be of particular importance to them.

Registered Office

The OBCA requires that a company's head office be located in Ontario and may be re-located to a different municipality only with the approval of shareholders. The CBCA provides that a company's registered head office may be located in any province in Canada and may be changed within a province by resolution of the directors.

Owning Own Shares

The OBCA stipulates that the Corporation may only hold shares in itself as legal representative or as security to establish Canadian ownership. The CBCA states that a company may also hold shares in itself as security for the purpose of lending money in the ordinary course of business.

Timing and Location of Annual Meetings

The CBCA provides that an annual meeting may be called no later than 6 months following the end of a company's financial year. The OBCA has no equivalent provision.

Currently, under the OBCA, the Corporation is permitted to hold annual meetings at any location within or outside Ontario as may be determined by the directors. Conversely, the CBCA states that meetings may not be held outside of Canada unless all shareholders agree or such authorization is contained in the articles. Accordingly, the Corporation is proposing to amend the articles of the Corporation upon its continuance under the CBCA to provide that annual meetings may be held within or outside Canada. This amendment will leave the Corporation in substantially the same position under the CBCA in respect of the determination of the location of annual meetings as it is now under the OBCA.

Voting at Annual Meeting

Both the CBCA and OBCA provide that, other than special resolutions which require the approval of 66 2/3% of all votes cast, all questions will be determined at an annual meeting by majority of votes cast. The OBCA states that in the event of an equality of votes, the presiding chair of the meeting shall not have a second vote. The CBCA contains no equivalent provision.

Board of Directors

Under the OBCA, a majority of the Corporation's directors, and a majority of the members of any committee of directors, must be resident Canadians. The OBCA also requires a minimum of 3 directors, at least one third of which are not officers or employees of the Corporation or its affiliates. Alternatively, the CBCA requires that only 25% of the directors be resident Canadians, unless the Corporation has fewer than four directors in which case at least one must be a Canadian resident, and imposes no residency requirements on committees. The CBCA also requires a minimum of 3 directors, at least two of which are not officers or employees of the Corporation or its affiliates.

Quorum of Directors Meetings

Both the CBCA and OBCA state that quorum of directors meetings consists of a majority of directors or the minimum number of directors required by the articles, although the OBCA also stipulates that in no case may quorum be less than 2/5 of the directors or the minimum number of directors. Further, while the OBCA requires that a majority of the directors present be resident Canadians, the CBCA requires only that 25% of the directors present (or at least one if less than four directors are appointed) be resident Canadians.

Shareholder Proposals

Both the CBCA and the OBCA provide for shareholder proposals. Under the OBCA, any shareholder entitled to vote at a meeting of shareholders may submit a proposal. Under the CBCA, either the registered or beneficial owner

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                                      - 5 -

of shares entitled to be voted at a meeting may submit a proposal, although such registered or beneficial shareholder must either (i) have owned for six months not less than 1% of the total number of voting shares or voting shares with a fair market value of at least $2000; or (ii) have the support of persons who have owned for six months not less than 1% of the total number of voting shares or voting shares with a fair market value of at least $2000.

Director Indemnification

In comparison to the OBCA, the CBCA permits a company to indemnify its directors and officers in a slightly broader range of proceedings, including "investigative and other proceedings". The CBCA also permits a company to advance funds to a director or officer to cover the costs and expenses of a proceeding. The OBCA does not have an equivalent provision.

Financial Assistance

The OBCA requires disclosure of financial assistance given by a company in connection within the purchase of shares of the company or its affiliates, or to shareholders, beneficial shareholders, directors, officers or employees of the company and its affiliates. The CBCA has no such requirement.

Fundamental Changes

The CBCA requires approval by a vote of all shareholders voting together, whether or not otherwise entitled to vote, on a number of matters relating to fundamental changes to a company, including an amalgamation and a continuance. The OBCA provides only that holders of shares entitled to vote thereon may vote on such events (absent circumstances giving rise to a class right to vote). The CBCA also contains a slightly broader range of "fundamental changes" which require the approval of 66 2/3% of all shareholder votes cast.

Increase in Number of Directors/Filling Vacancies

The OBCA stipulates that directors may fill vacancies on the Board other than vacancies resulting from a failure to elect the required number of directors at a shareholders meeting or an increase in the number of directors or maximum number of directors on the Board. An exception to this provision is made for circumstances in which directors are authorized by the shareholders to select the number of directors within a range, in which case the number of directors may be increased (and resulting vacancies may be filled) up to one and one-third times the number of directors elected at the last annual meeting.

The CBCA provides that directors may fill vacancies on the Board other than vacancies resulting from a failure to elect the number of minimum number of directors or an increase in the number of directors or the minimum or maximum number of directors on the Board. Unlike the OBCA, the CBCA stipulates that directors may appoint additional directors not exceeding one third of the directors elected at the last annual meeting only if so permitted by the articles.

The Corporation's shareholders have previously granted the Board the authority to set the number of directors of the Corporation within the range provided for in the articles. The Board presently has the authority to increase the number of directors of the Corporation and fill the resulting vacancies, subject to the limitation described above. The Board will lose this authority upon the continuance of the Corporation under the CBCA unless an appropriate amendment is made to the articles at the time of the continuance. For this reason, the Corporation is proposing to amend the articles of the Corporation upon its continuance under the CBCA to provide that the directors may set the number of directors within the specified range and appoint one or more additional directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, provided that the total number of directors so appointed may not exceed one-third of the number of directors appointed at the previous annual meeting. This amendment will leave the Board in substantially the same position under the CBCA in respect of the appointment of directors as it is now under the OBCA.

DISSENT RIGHTS

Under the provisions of section 185 of the OBCA, a registered shareholder of the Corporation is entitled to send a written objection to the special resolution. In addition to any other right a shareholder may have, when the action authorized by the special resolution becomes effective, a registered shareholder of the Corporation who complies with the dissent procedure under section 185 of the OBCA is entitled to be paid the fair value of the shares held by

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                                      - 6 -

the shareholder in respect of which the shareholder dissents, determined as at the close of business on the day before the special resolution is adopted.

The dissent procedure provided by Section 185 of the OBCA is summarized at Appendix "F" hereto and a copy of section 185 of the OBCA is reproduced at Appendix "G" hereto. The description of the dissent rights and procedure, as set out in Appendix "F", is not a comprehensive statement of the procedure to be followed by shareholders and is qualified in its entirety by the full text of section 185 of the OBCA as reproduced in Schedule "G". Shareholders who may wish to dissent should read Appendices "F" and "G" carefully and in their entirety.

PERSONS WHO ARE BENEFICIAL OWNERS OF SHARES REGISTERED IN THE NAME OF A BROKER, CUSTODIAN, NOMINEE, OTHER INTERMEDIARY OR IN SOME OTHER NAME WHO WISH TO DISSENT, SHOULD BE AWARE THAT ONLY THE REGISTERED OWNER OF SUCH SECURITIES IS ENTITLED TO DISSENT.

A SHAREHOLDER IS NOT ENTITLED TO DISSENT IF SUCH SHAREHOLDER VOTES ANY OF THE SHARES BENEFICIALLY HELD BY IT IN FAVOUR OF THE SPECIAL RESOLUTION. THE EXECUTION OR EXERCISE OF A PROXY DOES NOT CONSTITUTE A WRITTEN OBJECTION FOR THE PURPOSES OF SECTION 185 OF THE OBCA.

FAILURE TO ADHERE STRICTLY TO THE REQUIREMENTS OF SECTION 185 OF THE OBCA MAY RESULT IN THE LOSS OR UNAVAILABILITY OF RIGHTS UNDER THAT SECTION.

PROPOSAL 6: ELECTION OF DIRECTORS

The Corporation's by-laws and articles currently allow for the election of between nine and fifteen directors. On March 4, 2002, the directors of the Corporation voted to set the number of directors to be elected at the meeting at nine.

The persons whose names are set out in the following table are proposed to be nominated as directors at the annual meeting of shareholders. The management representatives designated in the enclosed form of proxy intend to vote for the election of such nominees. Management does not contemplate that any of the proposed nominees will be unable to serve as a director but, if that should occur for any reason prior to the meeting, the persons designated in the enclosed form of proxy reserve the right to vote for another nominee at their discretion. Each director elected will hold office until the next annual meeting of shareholders or until a successor is elected or appointed.

Under the terms of the debenture purchase agreement (the "Debenture Purchase Agreement") entered into between the Corporation and Chancery Lane/GSC Investors
L. P. (the "Partnership") on December 12, 2000, the Corporation and the Partnership agreed that: (i) Mr. R. Theodore Ammon and Mr. Alfred C. Eckert, III (or two other persons specified by the Partnership as to which a majority of the Board of Directors does not have a bona fide objection) would be nominated for election as directors of the Corporation; (ii) Mr. Robert G. Burton, as the Corporation's Chief Executive Officer, would be nominated for election as a director of the Corporation; and (iii) Mr. Newton N. Minow and Mr. John W. Stevens (or, if Mr. Minow or Mr. Stevens are unable or unwilling to act, other persons acceptable to the Partnership, acting reasonably) would be nominated for election as directors of the Corporation. Upon Mr. Ammon's death in October 2001, Mark A. Angelson was appointed to serve as non-executive Chairman and director of the Corporation.

On December 28, 2001, the Corporation's $70.5 million subordinated convertible debenture held by the Partnership was converted into 21,692,311 common shares. The Debenture Purchase Agreement provided that if, at any time, the Partnership and certain other specified entities (collectively, the "Restricted Group") own common shares issued on the conversion of the debenture which in the aggregate equal less than 50% of the initial number of common shares to which the Restricted Group was entitled (assuming full conversion of the debenture), the Partnership would lose its right to designate one of the two nominees denoted in each of (i) and (iii) in the paragraph above. Similarly, if at any time the Restricted Group owns common shares issued on the conversion of the debenture which in the aggregate equal less than 33 1/3% of the initial number of common shares to which the Restricted Group was entitled (assuming full conversion of the debenture), the Partnership would have no further rights with respect to the nomination of directors. The Partnership dissolved on December 28, 2001 when the debenture was converted. In connection with the dissolution of the Partnership, the rights of the Partnership with respect to the nomination of directors were assigned to Greenwich Street Capital Partners II, L.P. and Greenwich Street Capital Partners II, L.P. advised the Corporation that so long as it was entitled to nominate two directors for election, it would nominate Messrs. Angelson and Eckert and in the event it was entitled to nominate only one director for election, it would nominate Mr. Eckert.

The following table contains the names and biographical information for each person nominated to serve as a director of the Corporation.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE FOLLOWING
NOMINEES.

---------------------------------------------------- ---------------------------------------------------------------------
                                                     PRINCIPAL OCCUPATION OR EMPLOYMENT DURING
 NAME, AGE AND PERIOD OF                             THE PAST FIVE YEARS, POSITIONS WITH MOOREAND
 SERVICE                                             DIRECTORSHIPS
---------------------------------------------------- ---------------------------------------------------------------------
 Mark A. Angelson                                    Non-Executive Chairman of the Board of the Corporation;
 New York, NY                                        from December 1999 through January 2002, Mr. Angelson served as the
 51                                                  Deputy Chairman of Chancery Lane Capital LLC (a private equity
 Since November 2001                                 investment firm); and from March 1996 until March 2001, Mr. Angelson served in various executive capacities at Big Flower Holdings,
                                                     Inc. (including as Deputy Chairman). Mr. Angelson serves as an ex-
                                                     officio member of the Compensation and Audit Committees.
---------------------------------------------------- ---------------------------------------------------------------------
 Robert G. Burton                                    President and Chief Executive Officer of the
 Greenwich, CT                                       Corporation since December 2000; from May 1991 to November
 63                                                  1999 Mr. Burton was Chairman, President and Chief Executive Officer of
 Since December 2000                                 World Color Press, Inc.; following World Color Press, Inc. and preceding employment at Moore Mr. Burton was Chairman, President and Chief
                                                     Executive Officer of Walter Industries, Inc.
---------------------------------------------------- ---------------------------------------------------------------------
 Shirley A. Dawe                                     President, Shirley Dawe Associates Inc. (a consulting firm specializing in
 Toronto, ON                                         retail management) and Corporate Director. Ms. Dawe is a director of
 55                                                  Gilmore's Specialty Stores, Henry Birks & Sons Inc., National Bank of
 Since November 1989                                 Canada and OshKosh B'Gosh, Inc. Ms. Dawe is a member of the
                                                     Compensation Committee.
---------------------------------------------------- ---------------------------------------------------------------------
 Ronald J. Daniels                                   Dean, University of Toronto School of Law. Dean Daniels is a director of
 Toronto, ON                                         Great Lakes Power Inc., the Mutual Fund Dealers Association of Canada
 42                                                  and Computershare Investor Services. Dean Daniels is a member of the
 Since July, 2001                                    Compensation Committee.
---------------------------------------------------- ---------------------------------------------------------------------
 Alfred C. Eckert III                                Chairman and Chief Executive Officer of GSCP (NJ), Inc. (a private
 Bernardsville, NJ                                   equity investment firm). Mr. Eckert is a director of
 54                                                  Kensington Group and McKesson Corporation. Mr. Eckert is a member
 Since December 2000                                 of the Compensation Committee.
---------------------------------------------------- ---------------------------------------------------------------------
 Joan D. Manley                                      Retired group vice president and retired director of Time Incorporated.
 Keystone, CO                                        Ms. Manley serves on the board of directors of Sara Lee Corporation and
 69                                                  Dreyfus Founders Funds.
 Since March 2002
---------------------------------------------------- ---------------------------------------------------------------------
 David R. McCamus                                    Corporate Director. Mr. McCamus is a director of Dofasco Ltd. and Trilon
 Oakville, ON                                        Financial Ltd. Mr. McCamus is a member of the Audit Committee.
 70
 Since November 1997
---------------------------------------------------- ---------------------------------------------------------------------
 Lionel H. Schipper, C. M.                           President, Schipper Enterprises Inc. and Chairman, Fallbrook Holdings
 Toronto, ON                                         Ltd. Mr. Schipper is a director of Clairvest Group Inc., Co-Steel Inc.,
 69                                                  Four Seasons Hotels Inc. and H.O. Financial Ltd.
 Since April 2000                                    Mr. Schipper is a member of the Compensation Committee and serves as its Chairman.
---------------------------------------------------- ---------------------------------------------------------------------
 John W. Stevens                                     Executive Vice President and director of Arva Limited (a private equity
 Toronto, ON                                         investment firm). Prior to June 2000, Mr. Stevens was a partner of Osler,
 45                                                  Hoskin & Harcourt LLP. Mr. Stevens is a member of the Audit
 Since December 2000                                 Committee and serves as its Chairman.
---------------------------------------------------- ---------------------------------------------------------------------

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

BOARD MANDATE

The Board of Directors assumes ultimate responsibility for the stewardship of Moore and carries out its mandate directly and through considering recommendations it receives from the two Committees of the Board and from management.

Management is responsible for the day-to-day operations of Moore, and pursues Board approved strategic initiatives within the context of authorized business and capital plans and corporate policies. Management is expected to report to the Board on a regular basis on short term results and longer term development activities.

The Board is specifically responsible for:

(a) Adoption of a strategic planning process

The Board's role is to ensure a strategic planning process is in place, to review corporate and business unit strategies annually and to approve Moore's annual business plan. Quarterly updates on achievement of financial objectives of the annual business plan, business development and strategic initiatives are presented to the Board by management.

(b) Identification of principal risks and implementing risk-management systems

The strategic planning process involves consideration and understanding by the Board of the principal risks inherent in Moore's business. The Audit Committee reviews financial risk-management issues and programs.

(c) Succession planning and monitoring senior management performance

The Board reviews the performance of the Chief Executive Officer and all matters related to senior management recruitment, leadership development, performance, compensation, organization structure and succession planning.

(d) Communications policy

The Board reviews and approves the annual communications of a regulatory nature prior to mailing to shareholders and the Audit Committee reviews the quarterly communications of a regulatory nature prior to mailing to shareholders. The Board receives quarterly updates on reports by analysts following the Corporation. Investor meetings are held following the release of quarterly results. Investor inquiries are handled promptly by or under the direction of the appropriate officer of the Corporation. Moore has adopted a confidential shareholder voting policy and a Confidentiality, Disclosure and Trading Policy.

(e) Integrity of internal control and management information systems

The Audit Committee is responsible for overseeing reporting on internal control and management information systems. The Audit Committee has the opportunity to meet privately at each meeting with the representatives of the Corporation's auditors to discuss matters of interest to the Committee and meets with them privately at most meetings.

The directors have confidence that the information provided by management is accurate and sufficient to allow the Board to carry out its mandate.

HOW THE BOARD OPERATES

The Board currently has nine members who are elected annually by shareholders. Currently, five of the directors are Canadian residents and four of the directors are U.S. residents. The Board believes seven directors are a sufficient number to ensure the Board will be able to function independently of management. Consequently, if the proposed nominees are elected and the Corporation continues under the CBCA, Ms. Dawe and Mr. McCamus have indicated that they will resign from the Board. As a result, there will be four U.S. resident directors and three Canadian resident directors.

Robert G. Burton was appointed President and Chief Executive Officer and a director of the Corporation in December 2000. All current directors except Mr. Burton are unrelated (within the meaning of that term in the 2001

Final Report of the Joint Committee of The Toronto Stock Exchange, the Canadian Venture Exchange and the Canadian Institute of Chartered Accountants on Corporate Governance in Canada).

Mark A. Angelson, a director, serves as Non-Executive Chairman of the Board of the Corporation.

The Board has regularly scheduled quarterly meetings with special meetings to review matters when needed. The Board of Directors met five times in 2001. It met three times in person and twice by telephone conference call.

To promote a greater alignment of interests between non-employee directors and shareholders, between one-third and the full amount of a director's retainer is, at the election of each director, paid in the form of share units. Awarded share units are held until a director is no longer serving on the Board.

BOARD COMMITTEES

All Committees report and make recommendations to the Board on matters reviewed. Following is a brief description of the Committees of the Board that were in place in 2001.

Audit Committee

The principal duties of the Audit Committee are to review annual and interim financial statements and all legally required public disclosure documents containing financial information prior to their approval by the directors, review the planned scope of the examination of the annual consolidated financial statements by the auditors of the Corporation and review the adequacy of the systems of internal accounting and audit controls established by the Corporation. All of the members of the Audit Committee are unrelated and independent (as defined by the rules of The Toronto Stock Exchange and the New York Stock Exchange). The Audit Committee met seven times in 2001. The current members of the committee are John W. Stevens (Chairman), David R. McCamus and Newton N. Minow. Mr. Angelson serves as an ex-officio member of the Committee. Mr. Minow is not standing for re-election.

Compensation Committee

The principal duties of the Compensation Committee are to review matters relating to executive recruitment, performance, development, compensation, resignations, succession planning, terminations and organization planning. The duties of the Committee include evaluating the performance of senior executives, determining appropriate policies and levels for executive officer compensation, and establishing and administering appropriate short and long-term incentive arrangements for executives. The Compensation Committee meets at least twice each year and other additional times as necessary. It met twice in 2001. The current members of the committee are Lionel H. Schipper (Chairman), Ronald J. Daniels, Shirley A. Dawe and Alfred C. Eckert, III. Mr. Angelson serves as an ex-officio member of the Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the Corporation's knowledge, the following sets forth information regarding ownership of the Corporation's outstanding common shares on February 28, 2002 by each person who holds, directly or indirectly, voting control over in excess of 5% of the common shares of the Corporation. The Corporation is not aware of any other person holding in excess of 5% of the common shares.

-------------------------------------------------------------------------------------------------------------------
TITLE OF                       NAME                            AMOUNT AND NATURE OF            PERCENTAGE OF CLASS
 CLASS                                                         BENEFICIAL OWNERSHIP
-------------------------------------------------------------------------------------------------------------------
Common      Greenwich Street Capital Partners II, L.P.               13,096,155                      11.71
Shares      500 Campus Drive, Suite 220
            Florham Park, NJ 07932
-------------------------------------------------------------------------------------------------------------------
Common      AIM Funds Management Inc.                                7,816, 230                       6.99
Shares      5140 Yonge Street, Suite 900
            Toronto, ON M2N 6X7
-------------------------------------------------------------------------------------------------------------------

To the Corporation's knowledge, the following sets forth information regarding ownership of the Corporation's outstanding common shares on February 28, 2002 by
(i) each director and named executive officer and (ii) all directors, director nominees and named executive officers as a group.

-----------------------------------------------------------------------------------------------------------
                   NAME                        AMOUNT AND NATURE OF BENEFICIAL       PERCENTAGE OF COMMON
                                                          OWNERSHIP                          SHARES
-----------------------------------------------------------------------------------------------------------
  Robert G. Burton                                       1,518,307(1)                         1.2
-----------------------------------------------------------------------------------------------------------
  Mark A. Angelson                                         315,756(2)                          *
-----------------------------------------------------------------------------------------------------------
  James E. Lillie                                          261,173(3)                          *
-----------------------------------------------------------------------------------------------------------
  Robert B. Lewis                                          242,638(4)                          *
-----------------------------------------------------------------------------------------------------------
  Thomas W. Oliva                                           88,446(5)                          *
-----------------------------------------------------------------------------------------------------------
  Dean E. Cherry                                            57,586(6)                          *
-----------------------------------------------------------------------------------------------------------
  Lionel H. Schipper, C.M.                                  33,812(7)                          *
-----------------------------------------------------------------------------------------------------------
  Shirley A. Dawe                                           29,841(8)                          *
-----------------------------------------------------------------------------------------------------------
  John W. Stevens                                           27,683(9)                          *
-----------------------------------------------------------------------------------------------------------
  David R. McCamus                                          16,458(10)                         *
-----------------------------------------------------------------------------------------------------------
  Newton N. Minow                                           12,262(11)                         *
-----------------------------------------------------------------------------------------------------------
  Alfred C. Eckert, III                                     11,683(12)                         *
-----------------------------------------------------------------------------------------------------------
  Ronald J. Daniels                                          2,294(13)                         *
-----------------------------------------------------------------------------------------------------------
  All directors and named executive                      2,603,273                            2.2
  officers as agroup
-----------------------------------------------------------------------------------------------------------

  * Ownership represents less than 1% of the outstanding common shares.

NOTES
     1. Includes 250,000 vested options to purchase Series 1 Preference Shares, the terms of which are proposed to be amended to eliminate the cash out option and to make such options exercisable for the Corporation's common shares.
     2. Includes 83,077 common shares owned by the Mark Alan Angelson 1997 Trust, of which Mr. Angelson serves as the Trustee and of which Mr. Angelson may be deemed to have beneficial ownership, 3,219 deferred share units and 6,300 vested options under the 2001 Long Term Incentive Plan.
     3. Includes 50,000 vested options to purchase Series 1 Preference Shares, the terms of which are proposed to be amended to eliminate the cash out option and to make such options exercisable for the Corporation's common shares.

     4. Includes 50,000 vested options to purchase Series 1 Preference Shares, the terms of which are proposed to be amended to eliminate the cash out option and to make such options exercisable for the Corporation's common shares.
     5.   Includes 12,500 vested options under the 1999 Long Term Incentive
          Plan.
     6.   Includes 12,500 vested options under the 1999 Long Term Incentive
          Plan.
     7.   Includes 5,000 vested options under the 2001 Long Term Incentive Plan.
     8. Includes 20,741 deferred share units and 5,000 vested options under the 2001 Long Term Incentive Plan.
     9. Includes 6,683 deferred share units and 5,000 vested options under the 2001 Long Term Incentive Plan. Mr. Stevens is a director, officer and a shareholder of Arva Limited, a private equity investment company. As a result of his position with Arva Limited, Mr. Stevens may be deemed to have shared power to vote or direct the voting and shared power to dispose or direct the disposition of the 10,000 common shares owned by Arva Limited.
     10. Includes 10,458 deferred share units and 5,000 vested options under the 2001 Long Term Incentive Plan.
     11. Includes 7,262 deferred share units and 5,000 vested options under the 2001 Long Term Incentive Plan. Mr. Minow resigned from the Board effective March 4, 2002.
     12. Includes 6,683 deferred share units and 5,000 vested options under the 2001 Long Term Incentive Plan. Mr. Eckert is the Chairman and Chief Executive Officer of GSCP (NJ) Inc. and as such may be deemed to have shared power to vote or direct the vote and share power to dispose or direct the disposition of 13,096,155 common shares owned by Greenwich Street Capital Partners II, L.P. and related funds.
     13.  Includes 1,269 deferred share units.

DIRECTORS' AND EXECUTIVE OFFICERS' COMPENSATION

Compensation of Directors

The following table displays all components of director compensation for directors who are not also employees of the Corporation.

--------------------------------------------------------------------------------
Annual Board Retainer(1)                                                $25,000
--------------------------------------------------------------------------------
Annual Option Grant(2)                                                    5,000
--------------------------------------------------------------------------------
Annual Retainer for Committee Chair                                     $ 4,000
--------------------------------------------------------------------------------
Board and Committee Meeting Fee (for meetings attended in person)       $ 1,000
--------------------------------------------------------------------------------
Board and Committee Meeting Fee (for meetings attended telephonically)  $   500
--------------------------------------------------------------------------------

     1. The Board of Directors has adopted the Share Plan for Non-Employee Directors under which each director (other than the Chairman) receives $15,000 of the annual retainer in the form of deferred share units. Each director may then elect to take the balance of $10,000 in cash, deferred share units or common shares purchased on the open market. A deferred share unit is a bookkeeping entry, equivalent in value to one common share of the Corporation. Deferred share units awarded are held until the director is no longer serving on the Board. Following termination of Board service, the fair market value of the equivalent number of common shares is paid to a director, net of withholdings, in cash or common shares. Each director is reimbursed for expenses incurred in attending meetings.

          Mr. Angelson became the Non-Executive Chairman of the Board and a director in November 2001 and receives an annual retainer of $150,000 payable solely in deferred share units and options. Mr. Angelson's retainer was paid on a pro rata basis for 2001 based on his months of service during the year.

          In December 2001, the Board appointed a special committee to review the general understanding with the Partnership regarding the conversion of the $70.5 million subordinated convertible debenture. The special committee consisted of Messrs. Schipper (who served as its Chairman), McCamus and Minow. Mr. Schipper received $7,500 for his service on the special committee and Messrs. McCamus and Minow each received $5,000.

     2. Options having an exercise price equal to the fair market value of the common shares on the date prior to the grant date are to be granted following each Annual Meeting are be immediately exercisable. Ms. Dawe and Messrs. Eckert, McCamus, Minow, Schipper and Stevens received 5,000 options under the Corporation's 2001 Long Term Incentive Plan with an exercise price of Cdn$6.19 per share.

COMPENSATION OF EXECUTIVE OFFICERS

The following table provides a summary of the compensation earned by each individual who served as Chief Executive Officer in 2001 and the four other most highly compensated executive officers of Moore (the "Named Executive Officers") who served as executive officers in 2001. Specific aspects of the compensation are dealt with further in the tables and in the narrative following the tables.

SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------------
                                          Annual Compensation               Long Term Compensation
----------------------------------------------------------------------------------------------------------------------------
                                                                                Awards            Payouts
----------------------------------------------------------------------------------------------------------------------------
Name and Principal          Year        Salary      Bonus       Other      Securities  Preference    LTIP       All Other
Position                                                        Annual       Under       Shares     Payouts     Compen-
                                                                Compen-     Options/    Options(2)                sation
                                                                sation        SARs     (Series 1)
                                                                            Granted(1)

                                           $           $           $           (#)          (#)        ($)          ($)
----------------------------------------------------------------------------------------------------------------------------
Robert G. Burton             2001       900,000   2,400,000           -       500,000          -         -               -
President and Chief          2000(3)     51,924           -           -            -    1,000, 000       -               -
Executive Officer
----------------------------------------------------------------------------------------------------------------------------
Robert B. Lewis              2001       360,000     425,000           -       200,000          -         -               -
President, Business          2000(3)     20,770           -           -            -      200,000        -               -
Communications
Services
----------------------------------------------------------------------------------------------------------------------------
James E. Lillie              2001       360,000     425,000           -       200,000          -         -               -
Executive Vice               2000(3)     20,770           -           -            -      200,000        -               -
President, Operations
----------------------------------------------------------------------------------------------------------------------------
Thomas W. Oliva              2001(4)     298,846     325,000           -       200,000          -         -               -
President, Forms and
Labels Business
----------------------------------------------------------------------------------------------------------------------------
Dean E. Cherry               2001(4)     290,000     325,000           -       200,000          -         -               -
President Commercial
and Subsidiary
Operations
----------------------------------------------------------------------------------------------------------------------------

NOTES:

     1. Awards are options to acquire the Corporation's common shares under the Corporation's long term incentive plans.

     2. Messrs. Burton, Lewis and Lillie were granted an option to purchase Series 1 Preference Shares at an exercise price of Cdn$3.65. The terms of these options are proposed to be amended to eliminate the cash out option and to make such options exercisable for the Corporation's common shares.

     3. Messrs. Burton, Lewis and Lillie joined the Corporation on December 12, 2000.

     4.   Messrs. Oliva and Cherry joined the Corporation in January 2001.

OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

The following table provides information on stock options granted to the Named Executive Officers in 2001.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Potential         Potential
                            Percent of                     Market Value                      Realizable       Realizable
                              Total                         of Securities                   Value at 5%       Value at 10%
               Securities    Options/                       Underlying                    Annual Rates of    Annual Rate of
                 Under        SARs          Exercise       Options/SARs                     Stock Price       Stock Price
                Options/    Granted to         Or         on the Date of                   Appreciation       Appreciation
                 SARs       Employees      Base Price(3)     Grant(3)       Expiration      for Option       for Option
Name          Granted (#)    in 2001      ($Cdn/Security)  ($Cdn/Security)     Date       Term ($Cdn)(2,3)   Term ($Cdn)(2,3)
-------------------------------------------------------------------------------------------------------------------------------
R. G. Burton     500,000(1)     30.8           14.215           14.215      12/24/2011        4,469,900       11,327,200
-------------------------------------------------------------------------------------------------------------------------------
R. B. Lewis      200,000(1)     12.3           14.215           14.215      12/24/2011        1,787,960        4,530,880
-------------------------------------------------------------------------------------------------------------------------------
J. E. Lillie     200,000(1)     12.3           14.215           14.215      12/24/2011        1,787,960        4,530,880
-------------------------------------------------------------------------------------------------------------------------------
T. W. Oliva       50,000         3.1            4.45             4.45         1/2/2011          139,930          354,605
                 150,000(1)      9.2           14.215           14.215      12/24/2011        1,340,970        3,398,160
-------------------------------------------------------------------------------------------------------------------------------
D. E. Cherry      50,000         3.1            6.18             6.18        1/15/2011          194,325          492,465
                 150,000(1)      9.2           14.215           14.215      12/24/2011        1,340,970        3,398,160
-------------------------------------------------------------------------------------------------------------------------------

NOTES:

1. 25% of these options will become exercisable on December 24th in each of 2002 to 2005.

2. In accordance with Securities and Exchange Commission rules, these columns show gains that could accrue for the respective options, assuming that the market price of the Corporation's common shares appreciates from the date of grant over a period of 10 years at an annualized rate of 5% and 10%, respectively. If the share price does not increase above the exercise price at the time of exercise, realized value to the Named Executive Officers from these options will be zero.

3. The Cdn$:$ exchange rate on December 31, 2001 was $US 0.628 per Canadian Dollar.

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

The following table provides information on the number of outstanding options for each Named Executive Officer, whether or not the options were exercisable and the value of the options at December 31, 2001.


-------------------------------------------------------------------------------------------------------------------------
Name                         Securities       Aggregate Value          Unexercised              Value of Unexercised
                            Acquired on          Realized            Options/SARs at                In-the-Money
                              Exercise                               December 31, 2001              Options/SARs at
                                                                                                  December 31, 2001(1)
                                (#)                 ($)                      (#)                        (Cdn$)
                                                                         Exercisable/                 Exercisable/
                                                                        Unexercisable                Unexercisable
-------------------------------------------------------------------------------------------------------------------------
R. G. Burton                     -                   -               250,000/1,500,000(2)         2,912,500/12,192,500
-------------------------------------------------------------------------------------------------------------------------
R. B. Lewis                      -                   -                50,000/400,000(2)             582,500/2,547,000
-------------------------------------------------------------------------------------------------------------------------
J. E. Lillie                     -                   -                50,000/400, 000(2)            582,000/2,547,000
-------------------------------------------------------------------------------------------------------------------------
T. W. Oliva                      -                   -                    0/200,000                    0/705,250
-------------------------------------------------------------------------------------------------------------------------
D. E Cherry                      -                   -                    0/200,000                    0/618,750
-------------------------------------------------------------------------------------------------------------------------

NOTES:
1. The closing price of the Corporation's common shares on The Toronto Stock Exchange on December 31, 2001 was Cdn$15.30.
2. Includes options to acquire Series 1 Preference Shares. The terms of these options are proposed to be amended to eliminate the cash out option and to make such options exercisable for the Corporation's common shares.

COMPENSATION UNDER RETIREMENT PLANS

Benefit accruals under the Retirement Income Plan of Moore North America, Inc. ceased effective December 31, 2000. None of the Named Executive Officers participates in the Retirement Income Plan. Currently, the only retirement plan available to the Corporation's U.S. employees is the Moore North America, Inc. Savings Plan. The Corporation also has a Supplemental Executive Retirement Plan
- B, which provides a benefit of 6% of a participant's annual earnings that are in excess of the maximum annual savings plan earnings allowed by law under
Section 401(a)(17) of the Internal Revenue Code of 1986, as amended. Participants vest 25% for each year of service with the Corporation. The following benefits accrued to the Named Executive Officers under the Supplemental Executive Retirement Plan-B in 2001: Mr. Burton $51,432; Mr. Lewis $11,160; Mr. Lillie $11,160; Mr. Oliva $8,197; Mr. Cherry $8,037.

EMPLOYMENT ARRANGEMENTS

Moore's employment arrangements with its Named Executive Officers provide for their participation in Moore's executive compensation and benefit programs that are available to all management employees. In the event of Termination without Cause (as defined) or a Termination for Good Reason (as defined) whether before or after a Change of Control (as defined), Messrs Lewis and Lillie shall be entitled to all amounts then owing to them plus a lump sum equal to one and one half times their Annualized Total Compensation (as defined). In addition, Messrs. Lewis and Lillie are entitled to a continuation of all benefits, including automobile and other related benefits for a period of eighteen months following such termination and any outstanding stock options, grants, restricted stock awards or other equity grants will vest 100% immediately prior to a Change of Control becoming effective. Messrs. Lewis and Lillie are also entitled to receive Gross-Up Payments (as defined) in the event that an excise tax is imposed on Payments (as defined) pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended or any interest and penalties are incurred with respect to such excise tax.

Messrs. Cherry and Oliva are entitled to receive twelve months' salary and bonus, medical benefits and auto allowance continuance as severance in the event that either is terminated other than for cause, provided that each agrees to certain confidentiality and non-competition provisions for such twelve month period and each releases the Corporation from any employment related liabilities.

Mr. Burton's employment arrangements are described under the section "Chief Executive Officer's Compensation."

COMPOSITION OF THE COMPENSATION COMMITTEE

The current members of the Compensation Committee are Lionel H. Schipper (Chairman), Ronald J. Daniels, Shirley A. Dawe and Alfred C. Eckert, III. Mr. Angelson serves as a voting ex-officio member of the Committee. With the exception of Mr. Angelson, who is Chairman of the Board, none of the Committee members are, or have been, an officer or an employee of Moore or any of its subsidiaries.

REPORT ON EXECUTIVE COMPENSATION

COMPENSATION POLICY

The objectives of the executive compensation policies are to target a competitive level of compensation that will enable Moore to attract, retain and motivate qualified executives to create shareholder value, to carry out its strategic objectives and to link the level of compensation to the performance of Moore and the executive.

Moore's aim is to pay total compensation to its executives in the mid-range of compensation paid to executives with similar responsibilities at comparable corporations. Compensation packages at Moore consist of base salary, annual incentive awards and equity based awards under long term incentive plans. The compensation packages are designed to deliver up to the 80th-90th percentile compensation for superior performance. The Committee believes that the compensation package outlined above results in a substantial portion of total compensation being at risk and appropriately relates to the achievement of increased shareholder value. From time to time, Moore may retain independent consultants to assist its human resources staff and the Committee in obtaining competitive data and to provide advice on meeting its overall compensation objectives.

BASE SALARY

The current executive salary structure consists of salary ranges for all executive positions including those of the Named Executive Officers. The salary structure is reviewed each year to determine its competitive level relative to a group of comparable companies, however, in 2001 the executive salary structure was frozen as the senior management team curtailed pay increases for the year in line with what it had mandated for the entire Corporation. With respect to senior executives, going forward the Committee will assess the overall scope and level of responsibility of the senior executive position relative to other positions within Moore and to the scope and level of responsibility of comparable positions within the comparable group of companies and the Committee will review and recommend to the Board for approval any proposed adjustment to the salary structure.

Senior executive salary reviews are based on pay for performance and are reviewed on an annual basis. In 2001, the new management team recommended to the Committee that annual pay increases be eliminated and that the entire management structure be moved under a compensation review program under which performance is evaluated twice during the course of a year and increases in compensation occur only on a 15 to 24 month basis depending on salary level rather than on an annual basis. In making compensation decisions, the Committee takes into consideration the Corporation's overall performance measured primarily by the Corporation delivering on its financial commitments to shareholders as well as the performance of the unit headed by the executive, the performance of the executive, the relationship of the executive's salary to the salary range for the position and other considerations the Committee believes are appropriate in the circumstances. Assessment of performance also takes into consideration the achievement of other operating objectives such as market share improvement, new product introduction and succession planning and development. The Committee makes recommendations on salary adjustments for senior executives to the Board for approval.

ANNUAL INCENTIVE PLAN

In 2001, a management by objective program was introduced. Under this program, the Corporation sets financial targets and objectives that the Corporation must meet in order for any annual incentive awards to be paid. If these financial objectives and targets are not met, no annual incentive awards are paid. In addition, each employee who participates in the plan commits to deliver four to five additional objectives. In January of the following year, each employee is reviewed in order to determine what percentage of each objective has been met and if the Corporation's financial targets and objectives have been met, an award is made based on the percentage of the personal goals and objectives that have been achieved.

LONG TERM INCENTIVE PLAN

The purpose of the long term incentive plan is to advance the interests of Moore by providing certain of its key employees with additional equity based incentives; encouraging stock ownership by such employees, thereby increasing their proprietary interest in the success of Moore; encouraging them to remain employees of Moore; and attracting new key employees.

The plan is an integral part of total executive compensation. In 2001 the Committee recommended and the Board approved option grants that reflected the performance of those employees that participated in the plan. Senior managers recommended participants for the plan and were allotted a number of shares to distribute to their employees at a level that was relative to the levels of shares that might be awarded to an employee's peers. The Executive Vice President, Operations and the President and Chief Executive Officer then reviewed and approved those recommendations and presented the overall recommendations to the Committee for consideration and presentation to the Board.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

Robert G. Burton was appointed President and Chief Executive Officer of the Corporation on December 21, 2000. An employment agreement was entered into with Mr. Burton that provides for an annual salary of $900,000. Mr. Burton's compensation arrangement is consistent with the Corporation's compensation policy.

Mr. Burton is eligible to receive a cash bonus of at least $2,000,000 to be paid on an all-or-nothing basis in respect of each fiscal year in accordance with the provisions of the annual incentive plan if the Corporation achieves the earnings per share targets set by the Board of Directors. Mr. Burton's annual bonus may be increased at the discretion of the Board of Directors. Mr. Burton received a bonus of $2,400,000 in 2001.

In the event of Termination without Cause (as defined) or a Termination for Good Reason (as defined), Mr. Burton shall be entitled to all amounts then owing to him plus a lump sum equal to two times his Annualized Total Compensation (as defined). In the event such termination is the result of a Change of Control, the multiple is increased to three times. Mr. Burton is also entitled to receive Gross-Up Payments (as defined) in the event that an excise tax is imposed on Payments (as defined) pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended or any interest and penalties are incurred with respect to such excise tax.

Compensation Committee

Signed by: Lionel H. Schipper (Chairman), Mark A. Angelson (ex-officio), Ronald
J. Daniels, Shirley A. Dawe and Alfred C. Eckert, III.

AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee are set forth in the Audit Committee Charter (a copy of which is set forth in Appendix "A" attached hereto). Management is responsible for the Corporation's financial reporting process, including its system of internal control and for the preparation of consolidated financial statements in accordance with Canadian generally accepted accounting principles. The Corporation's independent auditor is responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of the Corporation and may not be, and may not represent themselves to be or serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in Canada and on the representation of the independent auditors included in their report on the Corporation's financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls or procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Corporation's financial statements are presented in accordance with Canadian generally accepted accounting principles, that the audit of the Corporation's financial statements has been carried out in accordance with generally accepted auditing standards or that the independent auditor is in fact "independent."

The Corporation's audited financial statements included in the Annual Report to Shareholders were reviewed and discussed with senior management. Management has confirmed that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and, (ii) have been prepared in conformity with Canadian generally accepted accounting principles.

Discussions occurred with Deloitte & Touche LLP, the Corporation's auditors, with respect to the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee).

Deloitte & Touche LLP has provided the Audit Committee with a letter outlining the disclosures required by the Canadian Institute of Chartered Accountants Auditing Guideline AUG-11 (Communications with Audit Committee) and the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Deloitte & Touche LLP and the Corporation that in their professional judgment may reasonably be thought to bear on independence. Deloitte & Touche LLP has discussed its independence with the Audit Committee, and has confirmed in such letter that, in its professional judgment, it is objective and independent of the Corporation within the meaning of the rules of professional conduct of the Institute of Chartered Accountants of Ontario and United States federal securities laws.

Based on the review and discussions described above with respect to the Corporation's consolidated audited financial statements included in the Annual Report to Shareholders, the Audit Committee has recommended to the Board of Directors that such financial statements be included in the Corporation's Annual Report on Form 10-K and Annual Information Form.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and in accordance with Canadian generally accepted accounting principles. That is the responsibility of management and the Corporation's independent auditors. In giving this recommendation to the Board of Directors, the Audit Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with Canadian generally accepted accounting principles, and (ii) the report of the Corporation's auditors with respect to such financial statements.

AUDIT COMMITTEE

Signed by: John W. Stevens (Chairman), Newton N. Minow and David R. McCamus

AUDIT FEES

The aggregate fees billed by Deloitte & Touche LLP for professional services rendered in connection with (i) the audit of the Corporation's annual financial statements set forth in the Corporation's Annual Report and Annual Report on Form 10-K for the year ended December 31, 2001, and (ii) the review of the Corporation's quarterly financial statements set forth in the Corporation's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001, were approximately $1,500,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by Deloitte & Touche LLP, the independent auditors, for the Corporation's most recent fiscal year for professional services rendered in connection with (i) operating or supervising the operation of, the Corporation's information systems or managing the Corporation's local area network and (ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Corporation's financial statements taken as a whole.

AUDIT RELATED FEES

The aggregate fees billed by Deloitte & Touche LLP for audit related work for the year ended December 31, 2001 were approximately $700,000. These fees consisted primarily of work pertaining to statutory audits, due diligence services and other miscellaneous services.

ALL OTHER FEES

The aggregate fees for all other services rendered by Deloitte & Touche LLP for the Corporation's most recent fiscal year were approximately $140,000. These fees include work performed with respect to tax planning and compliance services and other miscellaneous services.

The Audit Committee has advised the Board of Directors that it has determined that the non-audit services rendered by the Corporation's independent auditor during the most recent fiscal year are compatible with maintaining the objectivity and independence of such auditors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 2001, the Corporation reached an agreement with the Partnership for the conversion of the $70.5 million, 8.7% subordinated convertible debenture held by the Partnership. Under the terms of the debenture, the debenture was convertible by the Partnership at any time, but the Corporation did not have the right to redeem the debenture prior to December 22, 2005. On December 28, 2001, the debenture was converted into 21,692,311 common shares at the conversion price per share of $3.25 in accordance with its terms. The conversion of the debenture eliminated annual interest expense of $6.13 million and reduced debt by approximately 23%.

As an inducement to obtain the conversion, the Corporation issued an additional 1,650,000 common shares (the "additional shares") to Greenwich Street Capital Partners II, L.P. and certain of its affiliates (collectively, "GSC Partners"), which under the terms of the agreement governing the Partnership, were entitled to all of the interest paid on the debenture and any redemption premium. In addition, the Corporation also agreed to make a payment in cash to GSC Partners if the 20 day weighted average trading price of the common shares on the New York Stock Exchange at December 31, 2002 is less than $8.00. The amount payable, if any, would be the difference between $14 million and the value at December 31, 2002 of the additional shares issued, provided the maximum amount payable by the Corporation shall not in any event exceed the value of 3,000,000 common shares at such date. In addition, if at December 31, 2003 the 20 day weighted average trading price of the common shares on the New York Stock Exchange is less than $10.83, the Corporation agreed to make a further cash payment equal to the lesser of $9 million and the value of 6 million common shares at such date. At the option of the Corporation, any such payments may be made in common shares, subject to regulatory approval.

Alfred C. Eckert III, the Chairman and CEO of GSC Partners is a director of the Corporation. Additionally Robert G. Burton, President and Chief Executive Officer and director, Mark A. Angelson, Non-Executive Chairman and director, Robert B. Lewis, President, Business Communications Services (Connecticut), James E. Lillie, Executive Vice President, Operations (Connecticut), Thomas J. Quinlan, Executive Vice President, Treasurer (New York), Mark S. Hiltwein, Executive Vice President, Chief Financial Officer (New Jersey), Robert G. Burton, Jr., Senior Vice President, Investor Relations (Connecticut) and Michael Burton, Vice President, Operations - Commercial and Subsidiary Operations Division (Connecticut) were Class B limited partners of the Partnership and, therefore, had an interest in the debenture conversion. Of the 21,692,311 common shares issued upon conversion of the debenture, 11,466,155 were issued to GSC Partners, 306,237 were issued to Mr. Angelson and a trust controlled by Mr. Angelson, 1,107,693 were issued to Mr. Burton, 166,154 were issued to each of Messrs. Lewis and Lillie, 138,462 were issued to Mr. Quinlan and 55,385 were issued to Messrs. Hiltwein, Robert Burton, Jr. and Michael Burton.

After management and GSC Partners had on December 1, 2001 come to a general understanding of the agreement described above for the conversion of the debenture, the Corporation's Board of Directors on December 3, 2001 appointed a special committee of three directors, entirely independent of the Partnership and GSC Partners and with no personal interest in the transaction, to review the transaction and report to the Board. Messrs. Schipper, Minow and McCamus served on the special committee. The special committee retained independent financial and legal advisors and based on their own review of the transaction, and the advice they received from their advisors, including an opinion from their financial advisor that the consideration to be paid by the Corporation was fair from a financial point of view, the special committee recommended the transaction to the Board of Directors for approval. The Board (with Messrs. Angelson, Burton and Eckert having disclosed their interest and refrained from voting) unanimously approved the transaction.

The options to purchase Series 1 Preference Shares were granted to Messrs. Burton, Lewis, Lillie, Quinlan, Hiltwein and Robert Burton, Jr. and Michael Burton in order to induce them to join the Corporation in December 2000. The options held by Messrs. Burton, Lewis and Lillie are reflected in the Summary Compensation Table. Mr. Quinlan received 100,000 options, Mr. Hiltwein received 40,000 options, Mr. Robert Burton, Jr. received 30,000 options and Mr. Michael Burton received 10,000 options.

PERFORMANCE GRAPH

The following graph and related information compares the annual changes over the last five years in the value of Cdn$100 invested in Moore common shares, assuming reinvestment of dividends in Canadian dollars, and the TSE 300 Index which incorporates dividend reinvestment.

                                  [LINE GRAPH]

MCL        $100     $ 80        $ 65       $ 34         $ 19       $ 65
TSE 300    $100     $115        $119       $148         $159       $139

Set forth below is a bar graph comparing over the period of 2001 the Corporation's cumulative total shareholder return with the cumulative total return of companies in a peer group selected in good faith by the Corporation, companies in the Dow Jones Industrial Average, Standard & Poor's 500 Index, and The Toronto Stock Exchange 300 Composite Index. The companies in the peer group are R. R. Donnelley and Sons Company, QuebecorWorld, Inc., Wallace Computer Services, Inc., Standard Register Company, and Mail-Well, Inc. (collectively the "Peer Group"). The total return information presented in the graph assumes the reinvestment of dividends, in the event the dividends are paid. The returns of each component company on the Peer Group have been weighted by relative stock market capitalization.

                                TOTAL RETURN 2001


                                   [BAR GRAPH]


  211.8%         4.4%           -5.4%            -11.9%            -12.6%
  ------      ----------      --------         ----------          -------
   MCL        Peer Group        INDU             S&P 500           TSE300

DIRECTORS' AND OFFICERS' INSURANCE

The Corporation has purchased insurance for the benefit of the directors and officers subject to certain limitations contained in the OBCA. The premium amounts to approximately $247,000 annually and is paid by the Corporation. The policies provide coverage of $50 million for each director and officer subject to a maximum of $50 million in any policy year. Each claim against a director or officer is not subject to any deductible for the individual director or officer or directors and officers as a group. The policy provides for a deductible of $500,000 per occurrence for losses occurring in the United States and $250,000 per occurrence for losses occurring elsewhere.

The by-laws of the Corporation provide for the indemnification of directors and officers from and against any liability and costs in respect of any action or suit against them in respect of the execution of their duties of office subject to the limitations referred to therein. In 1999, indemnification agreements were put in place for directors and officers of the Corporation. These agreements are complementary to by-law and insurance policy provisions and specify the process for indemnification claims.

SHAREHOLDER PROPOSALS

Any shareholder proposals for the 2003 annual meeting of shareholders must be submitted no later than February 18, 2003 to the Secretary of the Corporation, at its executive offices at One Canterbury Green, Stamford Connecticut USA 06901, Attention: Secretary, in order to be considered for inclusion in the Corporation's management information circular and proxy statement for that meeting.

DIRECTORS' APPROVAL

The contents of this circular and the sending of it to the shareholders of the Corporation, to each director and to the auditors of the Corporation have been approved by the Board of Directors of the Corporation.

By order of the Board,

/s/ James E. Lillie
----------------------
James E. Lillie
Executive Vice President, Operations
Corporate Secretary

                                  APPENDIX "A"

                            MOORE CORPORATION LIMITED
                             AUDIT COMMITTEE CHARTER


1.  Mandate

    The primary function of the audit committee of the Board of Directors of Moore Corporation Limited is to assist the Board in fulfilling its management oversight responsibilities by reviewing the Corporation's financial accounting and reporting process, system of internal control and the significant findings of the internal and external audit process. The primary responsibility of the audit committee is to provide oversight and its activities in no way supersede or alter the traditional role of management and the independent auditor.

2.  Composition

    The audit committee shall be composed of not fewer than three members, a majority of whom shall be resident Canadians. Each member shall be unrelated and independent as defined by the rules of the Toronto and New York stock exchanges. In addition, each committee member shall be financially literate and at least one member of the audit committee shall have accounting or related financial management expertise in each case as defined by the rules of the New York Stock Exchange. Any director who is not a committee member is welcome to attend any meeting of the committee as an observer.

3.  Quorum

    The committee shall have the power to fix its quorum at not less than a majority of its members who are Canadian residents.

4.  Election and Term of Office

    The directors shall elect annually from among their number the Chairman and the other members of the audit committee. Each member shall hold office until the next annual meeting of shareholders or until a successor is elected.

5.  Absence of Chairman

    In the absence of the Chairman, the other committee members shall appoint a member to fill that office.

6.  Calling of Meetings

    The committee shall meet quarterly each calendar year on the day of the quarterly Board Meeting and at such other times as may be necessary.

7.  Duties

    The audit committee's specific responsibilities include:

    (a) Review the Corporation's principal policies for accounting, internal control and financial reporting.

    (b) Review the Corporation's annual consolidated financial statements and annual report on Form 10-K of the Corporation before they are filed; review with the independent auditor the results of the annual audit, including a discussion of major issues and developments regarding financial reporting and accounting matters; and review the management letter prepared by the independent auditor and management's responses.

    (c) Discuss with the independent auditor the matters required to be discussed on an annual or quarterly basis, as the case may be, under generally accepted auditing standards and any other applicable laws or regulations relating to the conduct of the audit.

    (d) Review the quarterly financial statements on Form 10-Q; review and discuss with management and the independent auditor the results of any significant matter identified from the independent auditor's review procedures prior to filing a Form 10-Q. The Chairman or his designee of the audit committee may perform this function on behalf of the audit committee.

    (e) Review the plan, scope, timing and results of audits performed by the internal and external auditors of the Corporation.

    (f) Review with management and the independent and internal auditors the adequacy of the system of internal controls over financial reporting and the safeguarding of assets and review significant risks and control exposures and the steps being taken by management to monitor such exposures.

    (g) Review litigation and claims involving or against the Corporation which could materially adversely affect its financial position and which the independent auditor or any officer of the Corporation may refer to the committee.

    (h) Review and report to the directors regarding the nomination, independence, remuneration and other material terms of the engagement of the independent auditor and the performance by the independent auditor thereunder, including the receipt on an annual basis of a formal written statement delineating all relationships between the independent auditor and the Corporation.

    (i) Review non-audit services and related fees provided by the independent auditor.

    (j) Review the status of taxation matters of the Corporation and its major subsidiaries.

    (k) Meet privately with both the internal and independent auditors at least annually.

    (l) Review and assess annually the adequacy of this Charter and propose changes to the Board of Directors.

8.  Reporting

    The audit committee shall report on its review of the financial statements of the Corporation and other matters reviewed by the committee to the Board of Directors of the Corporation prior to the approval of the audited financial statements by the Board of Directors. The committee shall also prepare such reports to shareholders as may be required by regulatory bodies.

                                  APPENDIX "B"

                    AMENDMENT OF THE ARTICLES OF AMALGAMATION

RESOLVED AS A SPECIAL RESOLUTION THAT:

1.  The Articles of the Corporation be amended to remove from paragraph 3:

                 "A minimum of 9 and a maximum of 15."

                 and substitute the following:

                 "A minimum of seven (7) and a maximum of fifteen (15)."

2. The directors are empowered to determine, by resolution, the number of directors and the number of directors to be elected at annual meetings of the shareholders.

3. Any director or officer of the Corporation is authorized and directed to take all such action and execute all such documents, including the execution and filing of Articles of Amendment, as such director or officer deems necessary or advisable in order to complete the matters provided for herein.

                                  APPENDIX "C"

             AMENDMENT OF TERMS OF SERIES 1 PREFERENCE SHARE OPTIONS

RESOLVED THAT:

1. The proposed amendments described below to the terms and conditions attaching to the 1,580,000 options to purchase Series 1 Preference Shares of the Corporation (the "Options") currently issued and outstanding are hereby approved. The terms and conditions of the Options shall be amended: (i) to remove the cash-out provision which permits the holder thereof to receive, at such holder's election and in lieu of the delivery of the Series 1 Preference Share for which each such Option is otherwise exchangeable, an amount equal to the closing price per common share of the Corporation on The Toronto Stock Exchange on the trading day immediately prior to exercise, for each such Option held; and (ii) to remove the right attached to each Option to be exercised for one Series 1 Preference Share of the Corporation and to instead provide that each such Option shall be exercisable for one common share of the Corporation.

2. Any director or officer of the Corporation is authorized and directed to take all such action and execute all such documents as such director or officer deems necessary or advisable in order to complete the matters provided for herein.

                                  APPENDIX "D"

                         RELOCATION OF REGISTERED OFFICE

RESOLVED AS A SPECIAL RESOLUTION THAT:

The municipality in which the registered office address of the Corporation is located is changed from the Municipality of Toronto to the Municipality of Mississauga, effective as of the date hereof.

                                  APPENDIX "E"

                 CONTINUANCE TO CANADA BUSINESS CORPORATIONS ACT

WHEREAS:

    A. The Corporation was amalgamated under the Business Corporations Act (Ontario) ("OBCA") by Certificate and Articles of Amalgamation effective January 1, 1993;

    B. It is desirable that the Corporation be continued as a Corporation under the Canada Business Corporations Act ("CBCA");

RESOLVED AS A SPECIAL RESOLUTION THAT:

1. The Corporation make application to the Director (the "Director") appointed under the CBCA for a certificate of continuance continuing the Corporation as a corporation to which the CBCA applies and in connection therewith make application to the Director ("ON Director") appointed under the OBCA for authorization to apply for a certificate of continuance under the CBCA.

2. The articles of continuance shall be in the form attached as Schedule 1 hereto with such amendments, deletions or alterations as may be considered necessary or advisable by any officer of the Corporation in order to ensure compliance with the provisions of the CBCA, as the same may be amended, and the requirements of the Director.

3. Subject to the issuance of such certificate of continuance by the Director, and without affecting the validity of the incorporation or existence of the Corporation by and under its articles or of any act done thereunder, the Corporation is authorized to approve and adopt, in substitution for the existing articles of the Corporation, the articles of continuance attached as Schedule 1 hereto, with any amendments, deletions or alterations, which articles of continuance are approved, and all amendments to the articles of the Corporation reflected therein are approved.

4. The board of directors of the Corporation is authorized, in its sole discretion, to abandon the application for a certificate of continuance continuing the Corporation as a corporation to which the CBCA applies, or determine not to proceed with the continuance, without further approval of the shareholders of the Corporation any time prior to the endorsement by the Director of a certificate of continuance.

5. Any officer or director of the Corporation is authorized, for and on behalf of the Corporation, to execute and deliver such documents and instruments and to take such other actions as such officer or director may determine to be necessary or advisable to implement this resolution and the matters authorized hereby including, without limitation, the execution and filing of articles of continuance and any forms prescribed or contemplated by the CBCA with the Director and the filing with the ON Director an application for authorization to continue in another jurisdiction.


                                                            SCHEDULE 1

         Industry Canada         Industrie Canada                                  FORM 11                           FORMULE 11
                                                                            ARTICLES OF CONTINUANCE           CLAUSES DE PROROGATION
         Canada Business         Loi canadienne sur les                         (SECTION 187)                      (ARTICLE 187)
         Corporations Act        societes par actions
------------------------------------------------------------------------------------------------------------------------------------
1 -- Name of the Corporation                                                     Denomination sociale de la societe

   MOORE CORPORATION LIMITED
------------------------------------------------------------------------------------------------------------------------------------
2 -- The province or territory in Canada where the registered office is to be    La province ou le territoire au Canada ou
    situated                                                                     se situera le siege social

    Province of Ontario
------------------------------------------------------------------------------------------------------------------------------------
3 -- The classes and the maximum number of shares that the corporation is        Categories et le nombre maximal d'actions que
    authorized to issue                                                          la societe est authorisee a emettre

    An unlimited number of common shares, an unlimited number of Preference Shares, issuable in series and an unlimited number of
    Series 1 Preference Shares.

    The rights, privileges, restrictions and conditions attaching to the common shares, the Preference Shares, issuable in series and the Series 1 Preference Shares are as set out in Schedule A.
------------------------------------------------------------------------------------------------------------------------------------
4 --Restrictions, if any, on share transfer                                      Restrictions sur le transfert des actions, s'il y
                                                                                 a lieu
     None
------------------------------------------------------------------------------------------------------------------------------------
5 -- Number (or minimum and maximum number) of directors                         Nombre (ou nombre minimal et maximal)
                                                                                 d'administrateurs
    A minimum of seven (7) and a maximum of fifteen (15)
------------------------------------------------------------------------------------------------------------------------------------
6 --Restrictions, if any, on business the corporation may carry on               Limites imposees a l'activite commerciale de
                                                                                 la societe, s'il y a lieu
    None
------------------------------------------------------------------------------------------------------------------------------------
7 --(1) If change of name effected, previous name                                 (1) S'il y a changement de denomination sociale,
                                                                                 indiquer la denomination sociale anterieure
    N/A

    (2) Details of incorporation                                                  (2) Details de la constitution

   Amalgamated under the Business Corporations Act (Ontario) by Certificate and Articles of Amalgamation dated January 1, 1993.
------------------------------------------------------------------------------------------------------------------------------------
8 -- Other provisions, if any                                                    Autres dispositions, s'il y a lieu

    See attached Schedule B
------------------------------------------------------------------------------------------------------------------------------------
Date                                  Signature                                                      7 - Capacity of - En qualite de

------------------------------------------------------------------------------------------------------------------------------------
For Departmental Use Only             Printed Name - Nome en lettres moulees
A l'usage du ministere seulement

Corporation No.
No dela societe
----------------------------------------------------------------------------------                              [CANADA]
IC 3247 (2001/11)

                            MOORE CORPORATION LIMITED

                             ARTICLES OF CONTINUANCE

                                   SCHEDULE A

COMMON SHARES

The common shares shall have attached thereto the following rights, privileges, restrictions and conditions:

1.  VOTING RIGHTS

Each holder of common shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Corporation and to vote thereat, except meetings at which only holders of a specified class of shares (other than common shares) or specified series of shares are entitled to vote. At all meetings of which notice must be given to the holders of the common shares, each holder of common shares shall be entitled to one vote in respect of each common share held by such holder.

2.  DIVIDENDS

The holders of the common shares shall be entitled, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, to receive any dividend declared by the Corporation.

3.  LIQUIDATION, DISSOLUTION OR WINDING-UP

The holders of the common shares shall be entitled, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, to receive the remaining property of the Corporation on a liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary.

PREFERENCE SHARES

The Preference Shares, as a class, shall have attached thereto the following rights, privileges, restrictions and conditions:

1. Each series of Preference Shares shall consist of such number of shares as shall before issuance thereof be fixed by the directors who shall at the same time determine the designation, rights, privileges, restrictions and conditions attaching to the Preference Shares of each such series including, without limiting the generality of the foregoing, the rate of preferential dividends, whether dividends shall be cumulative or non-cumulative, the dates of payment thereof, whether the shares shall be redeemable and if so the redemption price and the terms and conditions of redemption, any voting rights, any conversion rights, any sinking fund, purchase fund or other provisions attaching thereto, and the amount payable on return of capital in the event of the liquidation, dissolution or winding up of the Corporation; provided however that the voting rights, if any, which may be attached to any series of Preference Shares shall arise only in the event of non-payment of dividends thereon.

2. The Preference Shares shall be entitled to a preference of the common shares without par value and any other shares of the Corporation ranking junior to the Preference Shares with respect to the payment of dividends and all amounts payable on return of capital in the event of the liquidation, dissolution or winding up of the Corporation but shall not have any further right to participate in profits. The Preference Shares of any series shall be entitled to such other preferences over the common shares without par value and any other shares ranking junior to the Preference Shares as may be determined by the directors when authorizing the respective series.

3. The holders of the Preference Shares shall not be entitled to receive notice of or to attend or to vote at any meeting of shareholders of the Corporation and shall not be entitled to vote separately as a class or as a series thereof upon any proposal to amend the articles of the Corporation to change the maximum number of the shares of any class or series thereof, or to effect an exchange, reclassification or cancellation of the

    Preference Shares or any series thereof, or to create a new class of shares or series thereof having rights or privileges equal or superior to the Preference Shares or any series thereof; provided, however, that notwithstanding the foregoing provisions of this paragraph 3:

    (a) the holder of any series of the Preference Shares shall be entitled to receive notice of and to attend and to vote at meetings of shareholders of the Corporation to the extent specifically provided in the rights and privileges to be attached to such series;

    (b) the holders of the Preference Shares or of any series thereof shall be entitled to vote separately as a class or as a series in respect of any matter for which a separate vote is specially provided in the Canada Business Corporations Act, or any successor statute thereto other than in respect of a proposal to amend the articles in a manner as hereinbefore in this paragraph 3 specified; and

    (c) the holders of the Preference Shares shall be entitled to receive notice of a meeting of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof.

SERIES 1 PREFERENCE SHARES

The first series of Preference Shares which shall consist of an unlimited number of shares designated as Series 1 Preference Shares and shall, in addition to the rights, privileges, restrictions and conditions attaching to the Preference Shares as a class, have the following rights, privileges, restrictions and conditions:

1.  DIVIDENDS

The holders of the Series 1 Preference Shares shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the board of directors out of the moneys of the Corporation properly applicable to the payment of dividends, preferential non-cumulative dividends in an amount equal to $0.001 per annum per share as the directors may from time to time determine and, except with the consent in writing of the holders of all the Series 1 Preference Shares outstanding, no cash dividend may be paid in any year to the holders of the common shares or any other class of shares of the Corporation ranking junior to the Series 1 preference shares unless in such year the full amount of the preferential dividend herein provided for shall have been paid to the holders of the Series 1 Preference Shares prior thereto or simultaneously therewith.

2.  ADDITIONAL DIVIDENDS

In addition to the preferential dividend attaching to the Series 1 Preference Shares as provided for in paragraph 1 hereof, the holders of the Series 1 Preference Shares shall be entitled to participate share for share with the holders of the common shares, without preference or distinction, in any cash dividend paid in any one fiscal year on the common shares.

3.  NO VOTING RIGHTS

Except as otherwise provided in the Canada Business Corporations Act, the holders of the Series 1 Preference Shares shall not be entitled to receive notice of, or to attend or to vote at any meeting of the shareholders of the Corporation.

4.  LIQUIDATION, DISSOLUTION OR WINDING-UP

In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holders of the Series 1 Preference Shares shall be entitled to receive in respect of each such share, before any distribution of any part of the assets of the Corporation among the holders of the common shares and any other class of shares of the Corporation ranking junior to the Series 1 Preference Shares, an amount equal to $0.001 together with all dividends declared thereon and unpaid up to the date of liquidation, dissolution or winding up. After payment to the holders of the Series 1 Preference Shares of the amount so payable to such holders as herein provided, all of the property and assets of the Corporation available for distribution to the holders of the Series 1 Preference Shares and the common shares shall be paid or distributed equally, share for share, to the holders of the Series 1 Preference Shares and the common shares, respectively, without preference or distinction.

5.  CONVERSION

In the event that at the time of issuance of any Series 1 Preference Shares of the Corporation the authorized capital of the Corporation shall include a class of non-voting common shares (the "Non-Voting Common Shares"), such Series 1 Preference Shares to be issued shall be automatically converted into fully paid and non-assessable Non-Voting Common Shares of the Corporation as the same shall be constituted at the time of conversion on the basis of one (1) Non-Voting Common Share for each Series 1 Preference Share; provided, however, that, in the event of liquidation, dissolution or winding up of the Corporation, such right of conversion shall cease and expire at noon on the business day next preceding the date of such liquidation, dissolution or winding up.

Upon written request of the Corporation, the holder or holders of Series 1 Preference Shares being converted shall surrender the certificate or certificates, if any, representing such holder's Series 1 Preference Shares to be converted to the registered office of the Corporation or to the transfer agent for the time being of such Series 1 Preference Shares and thereupon there shall be issued to such holder by the Corporation, as fully paid and non-assessable, the number of Non-Voting Common Shares to which such holder shall be entitled upon such conversion.

No payment or adjustment in respect of unpaid non-cumulative dividends on the Series 1 Preference Shares so converted shall be made upon any such conversion.

6.  ANTI-DILUTION PROVISION

In the event that the Corporation, shall: (i) subdivide or redivide the outstanding common shares into a greater number of common shares; (ii) reduce, combine or consolidate the outstanding common shares into a smaller number of common shares; (iii) issue common shares to the holders of all or substantially all of the outstanding common shares by way of a stock dividend (other than common shares issued under a dividend reinvestment or similar plan) or (iv) distribute to the holders of all or substantially all of the outstanding common shares any evidences of indebtedness or assets, and the Corporation does not also, on an equivalent share-for-share basis, (i) subdivide or redivide the outstanding Series 1 Preference Shares into a greater number of Series 1 Preference Shares; (ii) reduce, combine or consolidate the outstanding Series 1 Preference Shares into a smaller number of Series 1 Preference Shares; (iii) issue Series 1 Preference Shares (or common shares) to the holders of all or substantially all of the outstanding Series 1 Preference Shares by way of a stock dividend or (iv) distribute to the holders of all or substantially all of the outstanding Series 1 Preference Shares such evidences of indebtedness or assets, then the board of directors of the Corporation shall make such adjustment to Series 1 Preference Shares as the board of directors of the Corporation determines appropriate, in its sole discretion.

7.  AVOIDANCE OF FRACTIONAL SHARES

No holder of Series 1 Preference Shares shall be entitled to convert any Series 1 Preference Shares into a fraction of a Non-Voting Common Share, but in any such case the Corporation shall issue or cause to be issued in respect of such fraction or fractions a scrip certificate, transferable by delivery, entitling the holder thereof and of other similar scrip certificates aggregating one full Non-Voting Common Share, upon surrender of such scrip certificates at such place as may be designated therein, to obtain from the Corporation a full Non-Voting Common Share and to receive a share certificate therefor. Such scrip certificate shall be in such form and terms (including, without in any way limiting the generality of the foregoing, terms with regard to expiry on a specific date not less than 60 days after the issue thereof) and shall be subject to such conditions as the Corporation may determine, and shall provide that the holder thereof shall not be a shareholder or be entitled to receive dividends or to any other rights of a shareholder.

8.  DISSENT RIGHTS

The holders of Series 1 Preference Shares shall not be entitled to vote separately as a class, and shall not be entitled to dissent, upon a proposal to amend the articles of the Corporation to:

    (a) increase or decrease any maximum number of authorized Series 1 Preference Shares, or increase any maximum number of authorized shares of a class or series of a class having rights or privileges equal or superior to the Series 1 Preference Shares;

    (b) effect an exchange, reclassification or cancellation of the Series 1 Preference Shares; or

    (c) create a new class or series of a class of shares equal or superior to the Series 1 Preference Shares.

In addition, each holder of Series 1 Preference Shares shall exercise any remaining voting rights in respect of the Series 1 Preference Shares in accordance with the recommendation of the board of directors of the Corporation.

                            MOORE CORPORATION LIMITED

                             ARTICLES OF CONTINUANCE

                                   SCHEDULE B

1.  Other provisions, if any:

    (a) The directors may appoint from time to time one or more additional directors within the limits provided in the Canada Business Corporations Act.

    (b) The directors may from time to time determine the number of directors of the Corporation.

    (c) Meetings of the shareholders of the Corporation may be held at any place in Canada or in the United States of America.

                                  APPENDIX "F"

                 SUMMARY OF PROCEDURE TO EXERCISE DISSENT RIGHT

The procedure to be followed by a shareholder who intends to dissent from the approval of the special resolution set out in Appendix "E" hereto and who wishes to require the Corporation to acquire the shareholder's shares and pay to the shareholder the fair value thereof when the action approved by the special resolution from which the shareholder dissents becomes effective, determined as of the close of business on the day before the special resolution is adopted, is set out in section 185 of the Ontario Business Corporations Act (the "OBCA"). The following description of the rights of shareholders to dissent and be paid fair value for their shares is not a comprehensive statement of the procedures to be followed by such shareholders and is qualified in its entirety by the reference to the full text of section 185 of the OBCA which is attached hereto in Appendix "G".

THE FOLLOWING IS ONLY A SUMMARY OF THE DISSENTING SHAREHOLDER PROVISIONS OF THE OBCA, WHICH ARE TECHNICAL AND COMPLEX. PERSONS WHO ARE BENEFICIAL OWNERS OF THE SHARES REGISTERED IN THE NAME OF A BROKER, CUSTODIAN, NOMINEE, OTHER INTERMEDIARY, OR IN SOME OTHER NAME, WHO WISH TO DISSENT SHOULD BE AWARE THAT ONLY THE REGISTERED OWNER OF SUCH SHARES IS ENTITLED TO DISSENT. SHAREHOLDERS WISHING TO EXERCISE RIGHTS OF DISSENT IN ACCORDANCE WITH THE OBCA SHALL SEEK THEIR OWN LEGAL ADVICE SINCE FAILURE TO COMPLY STRICTLY WITH THE APPLICABLE PROVISIONS OF THE OBCA MAY PREJUDICE THE DISSENT RIGHTS OF SUCH SHAREHOLDERS.

Section 185 provides that a shareholder may only make a claim under that Section with respect to all the shares of a class held by the shareholder on behalf of any one beneficial owner and registered in the shareholder's name. One consequence of this provision is that a shareholder may only exercise the right to dissent under section 185 in respect of shares which are registered in that shareholder's name. In many cases, shares beneficially owned by a person (a "Non-Registered Holder") are registered either: (a) in the name of an intermediary that the Non-Registered Holder deals with in respect of the shares (such as banks, trust companies, securities dealers and brokers, trustees or administrators or self-administered registered retirement savings plans (RRSPs), registered retirement income funds (RRIFs), registered education savings plans (RESPs) and similar plans, and their nominees); or (b) in the name of a clearing agency (such a The Canadian Depository for Securities Limited) of which the intermediary is a participant. Accordingly, a Non-Registered Holder will not be entitled to exercise the right of dissent under section 185 directly (unless the shares are re-registered in the Non-Registered Holder's name). A Non-Registered Holder who wishes to exercise the right of dissent should immediately contact the intermediary who the Non-Registered Holder deals with in respect of the shares and either: (i) instruct the intermediary to exercise the right of dissent on the Non-Registered Holder's behalf; or (ii) instruct the intermediary to re-register the shares in the name of the Non-Registered Holder, in which case the Non-Registered Holder would have to exercise the right of dissent directly. In either case, the intermediary or the Non-Registered Holder, as the case may be, must adhere strictly to the requirements of section 185.

A registered shareholder who wishes to invoke the provisions of section 185 of the OBCA must send to the Corporation at or before the meeting of shareholders at which the special resolution is to be voted on a written objection to the special resolution (the "Notice of Dissent"). The sending of a Notice of Dissent does not deprive a registered shareholder of the shareholder's right to vote on the special resolution but a vote either in person or by proxy against the special resolution does not constitute a Notice of Dissent. A vote in favour of the special resolution will deprive the registered shareholder of further rights under section 185 of the OBCA.

Within 10 days after the adoption of the special resolution by the shareholders, the Corporation is required to notify in writing each shareholder who has filed a Notice of Dissent and has not voted for the special resolution or withdrawn the shareholder's objection (a "Dissenting Shareholder") that the special resolution has been adopted. A dissenting Shareholder shall, within 20 days after the shareholder receives notice of adoption of the special resolution or, if the shareholder does not receive such notice, within 20 days after the shareholder learns that the special resolution has been adopted, send to the Corporation a written notice (the "Demand for Payment") containing the shareholder's name and address, the number and class of shares in respect of which the shareholder dissents, and a demand for payment of the fair value of such shares. Within 30 days after sending the shareholder's Demand for Payment, the Dissenting Shareholder shall send the certificates representing the shares in respect of which the shareholder dissents to the Corporation or its transfer agent. The Corporation or the transfer agent shall endorse on the share certificates notice that the holder thereof is a Dissenting Shareholder under section 185 of the OBCA and shall forthwith return the share certificates to the Dissenting Shareholder.

A Dissenting Shareholder who fails to send to the Corporation, within the appropriate time frame, a Notice of Dissent, Demand for Payment and certificates representing the shares in respect of which the Dissenting Shareholder dissents forfeits the right to make a claim under section 185 of the OBCA.

After sending a Demand for Payment, a Dissenting Shareholder ceases to have any rights as a holder of the shares in respect of which the shareholder has dissented other than the right to be paid the fair value of such shares as determined under section 185 of the OBCA, unless:

    (i) the Dissenting Shareholder withdraws the shareholder's Demand for Payment before the Corporation makes an offer to the Dissenting Shareholder pursuant to the OBCA;

    (ii) the Corporation fails to make a timely Offer to Pay to the Dissenting Shareholder and the Dissenting Shareholder withdraws the Demand for Payment; or

    (iii) the directors of the Corporation revoke the special resolution in which case the rights of the Dissenting Shareholder will be reinstated as of the date that the Dissenting Shareholder sent the Demand for Payment.

Not later than seven days after the later of the day on which the action approved by the special resolution is effective (the "Effective Date") or the day the Corporation receives the Demand for Payment, the Corporation shall send to each Dissenting Shareholder who has sent a Demand for Payment an offer to pay for the shares of the Dissenting Shareholder in respect of which the shareholder has dissented in an amount considered by the directors of the Corporation to be the fair value thereof (an "Offer to Pay"), accompanied by a statement showing how the fair value was determined. Every Offer to Pay made to Dissenting Shareholders for shares of the same class shall be on the same terms. The amount specified in an Offer to Pay which has been accepted by a Dissenting Shareholder shall be paid by the Corporation within 10 days of the acceptance, but an Offer to Pay lapses if the Corporation has not received an acceptance thereof within 30 days after the Offer to Pay has been made.

If an Offer to Pay is not made by the Corporation, or if a Dissenting Shareholder fails to accept an Offer to Pay, the Corporation may, within 50 days after the Effective Date or within such further period as a court of competent jurisdiction (the "court") may allow, apply to the court to fix a fair value for the shares of any Dissenting Shareholder. If the Corporation fails to apply to the court, a Dissenting Shareholder may apply to the court for the same purpose with a further period of 20 days or within such further period as the court may allow. A Dissenting Shareholder is not required to give security for costs in any application to the court.

Before the Corporation makes application to the court in order to fix the fair value of the shares or, if such application is made by a Dissenting Shareholder, not later than seven days after receiving notice of an application to the court made by the Dissenting Shareholder, the Corporation must give notice to each Dissenting Shareholder who has, at the date upon which such notice is given, sent to the Corporation a Demand for Payment and has not accepted an Offer to Pay. This notice must set out the date, place and consequences of the application and the Dissenting Shareholder's right to appear and be heard in person or by counsel. A similar notice must be given to each Dissenting Shareholder who satisfies the above conditions, within three days of satisfying such conditions.

Upon the application to the court, all Dissenting Shareholders whose shares have not been purchased by the Corporation will be joined as parties and be bound by the decision of the court, and the Corporation will be required to notify each Dissenting Shareholder of the date, place and consequences of the application and of the right to appear and be heard in person or by counsel. Upon any such application to the court, the court may determine whether any person is a Dissenting Shareholder who should be joined as a party, and the court will then fix a fair value for the shares of all Dissenting Shareholders who have not accepted an Offer to Pay. The final order of the court will be rendered against the Corporation in favour of each Dissenting Shareholder and for the amount of the fair value of the Dissenting Shareholder's shares as fixed by the court. The court may, in its discretion allow a reasonable rate of interest on the amount payable to each such Dissenting Shareholder from the date on which the special resolution was adopted until the date of payment.

                                  APPENDIX "G"

BUSINESS CORPORATIONS ACT (ONTARIO)

Rights of dissenting shareholders
    185. (1) Subject to subsection (3) and to sections 186 and 248, if a corporation resolves to,

         (a) amend its articles under section 168 to add, remove or change restrictions on the issue, transfer or ownership of shares of a class or series of the shares of the corporation;

         (b) amend its articles under section 168 to add, remove or change any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;

         (c)  amalgamate with another corporation under sections 175 and 176;

         (d) be continued under the laws of another jurisdiction under section 181; or

         (e) sell, lease or exchange all or substantially all its property under subsection 184 (3),

a holder of shares of any class or series entitled to vote on the resolution may dissent.

Idem
     (2) If a corporation resolves to amend its articles in a manner referred to in subsection 170 (1), a holder of shares of any class or series entitled to vote on the amendment under section 168 or 170 may dissent, except in respect of an amendment referred to in,

         (a) clause 170 (1) (a), (b) or (e) where the articles provide that the holders of shares of such class or series are not entitled to dissent; or

         (b)  subsection 170 (5) or (6).

Exception
     (3) A shareholder of a corporation incorporated before the 29th day of July, 1983 is not entitled to dissent under this section in respect of an amendment of the articles of the corporation to the extent that the amendment,

         (a) amends the express terms of any provision of the articles of the corporation to conform to the terms of the provision as deemed to be amended by section 277; or

         (b) deletes from the articles of the corporation all of the objects of the corporation set out in its articles, provided that the deletion is made by the 29th day of July, 1986.

Shareholder's right to be paid fair value
     (4) In addition to any other right the shareholder may have, but subject to subsection (30), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents becomes effective, to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted.

No partial dissent
     (5) A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the dissenting shareholder on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

Objection
     (6) A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting or of the shareholder's right to dissent.

Idem
     (7) The execution or exercise of a proxy does not constitute a written objection for purposes of subsection (6).

Notice of adoption of resolution
     (8) The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (6) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn the objection.

Idem
     (9) A notice sent under subsection (8) shall set out the rights of the dissenting shareholder and the procedures to be followed to exercise those rights.

Demand for payment of fair value
     (10) A dissenting shareholder entitled to receive notice under subsection
(8) shall, within twenty days after receiving such notice, or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing,

         (a)  the shareholder's name and address;

         (b) the number and class of shares in respect of which the shareholder dissents; and

         (c)  a demand for payment of the fair value of such shares.

Certificates to be sent in
     (11) Not later than the thirtieth day after the sending of a notice under subsection (10), a dissenting shareholder shall send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

Idem
     (12) A dissenting shareholder who fails to comply with subsections (6),
(10) and (11) has no right to make a claim under this section.

Endorsement on certificate
     (13) A corporation or its transfer agent shall endorse on any share certificate received under subsection (11) a notice that the holder is a dissenting shareholder under this section and shall return forthwith the share certificates to the dissenting shareholder.

Rights of dissenting shareholder
     (14) On sending a notice under subsection (10), a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shares as determined under this section except where,

         (a) the dissenting shareholder withdraws notice before the corporation makes an offer under subsection (15);

         (b) the corporation fails to make an offer in accordance with subsection (15) and the dissenting shareholder withdraws notice; or

         (c) the directors revoke a resolution to amend the articles under subsection 168 (3), terminate an amalgamation agreement under subsection 176 (5) or an application for continuance under subsection 181 (5), or abandon a sale, lease or exchange under subsection 184 (8), in which case the dissenting shareholder's rights are reinstated as of the date the dissenting shareholder sent the notice referred to in subsection (10), and the dissenting shareholder is entitled, upon presentation and surrender to the corporation or its transfer agent of any certificate representing the shares that has been endorsed in accordance with subsection (13), to be issued a new certificate representing the same number of shares as the certificate so presented, without payment of any fee.

Offer to pay
     (15) A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (10), send to each dissenting shareholder who has sent such notice,

         (a) a written offer to pay for the dissenting shareholder's shares in an amount considered by the directors of the corporation to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or

         (b) if subsection (30) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

Idem
     (16) Every offer made under subsection (15) for shares of the same class or series shall be on the same terms.

Idem
     (17) Subject to subsection (30), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection
(15) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

Application to court to fix fair value
     (18) Where a corporation fails to make an offer under subsection (15) or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as the court may allow, apply to the court to fix a fair value for the shares of any dissenting shareholder.

Idem
     (19) If a corporation fails to apply to the court under subsection (18), a dissenting shareholder may apply to the court for the same purpose within a further period of twenty days or within such further period as the court may allow.

Idem
     (20) A dissenting shareholder is not required to give security for costs in an application made under subsection (18) or (19).

Costs
     (21) If a corporation fails to comply with subsection (15), then the costs of a shareholder application under subsection (19) are to be borne by the corporation unless the court otherwise orders.

Notice to shareholders
     (22) Before making application to the court under subsection (18) or not later than seven days after receiving notice of an application to the court under subsection (19), as the case may be, a corporation shall give notice to each dissenting shareholder who, at the date upon which the notice is given,

         (a)  has sent to the corporation the notice referred to in subsection
              (10); and

         (b)  has not accepted an offer made by the corporation under subsection
              (15), if such an offer was made,

of the date, place and consequences of the application and of the dissenting shareholder's right to appear and be heard in person or by counsel, and a similar notice shall be given to each dissenting shareholder who, after the date of such first mentioned notice and before termination of the proceedings commenced by the application, satisfies the conditions set out in clauses (a) and (b) within three days after the dissenting shareholder satisfies such conditions.

Parties joined
     (23) All dissenting shareholders who satisfy the conditions set out in clauses (22) (a) and (b) shall be deemed to be joined as parties to an application under subsection (18) or (19) on the later of the date upon which the application is brought and the date upon which they satisfy the conditions, and shall be bound by the decision rendered by the court in the proceedings commenced by the application.

Idem
     (24) Upon an application to the court under subsection (18) or (19), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall fix a fair value for the shares of all dissenting shareholders.

Appraisers
     (25) The court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

Final order
     (26) The final order of the court in the proceedings commenced by an application under subsection (18) or (19) shall be rendered against the corporation and in favour of each dissenting shareholder who, whether before or after the date of the order, complies with the conditions set out in clauses
(22) (a) and (b).

Interest
     (27) The court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

Where corporation unable to pay
     (28) Where subsection (30) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (26), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

Idem
     (29) Where subsection (30) applies, a dissenting shareholder, by written notice sent to the corporation within thirty days after receiving a notice under subsection (28), may,

         (a) withdraw a notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder's full rights are reinstated; or

         (b) retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

Idem
     (30) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that,

         (a) the corporation is or, after the payment, would be unable to pay its liabilities as they become due; or

         (b) the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities. R.S.O. 1990, c. B.16,
              s. 185 (1-30).

Court order
     (31) Upon application by a corporation that proposes to take any of the actions referred to in subsection (1) or (2), the court may, if satisfied that the proposed action is not in all the circumstances one that should give rise to the rights arising under subsection (4), by order declare that those rights will not arise upon the taking of the proposed action, and the order may be subject to compliance upon such terms and conditions as the court thinks fit and, if the corporation is an offering corporation, notice of any such application and a copy of any order made by the court upon such application shall be served upon the Commission.

Commission may appear
     (32) The Commission may appoint counsel to assist the court upon the hearing of an application under subsection (31), if the corporation is an offering corporation. 1994, c. 27, s. 71 (24).

MOORE
THIS PROXY IS SOLICITED BY MANAGEMENT.
--------------------------------------------------------------------------------

PROXY
The undersigned shareholder of Moore Corporation Limited (the "Corporation") hereby appoints Mark A. Angelson, or failing him, Robert G. Burton, or failing him John W. Stevens, or instead of the foregoing,

-------------------------------------------------------------
as the nominee of the undersigned to attend, act and vote for and on behalf of the undersigned at the annual and special meeting of shareholders to be held on April 18, 2002 and at all adjournments thereof, to the same extent and with the same powers as if the undersigned were personally present thereat. The undersigned hereby directs that the shares represented by this proxy be:

(a)        [ ] VOTED FOR                [ ] VOTED AGAINST
A special resolution authorizing the amendment of the Corporation's Articles of Amalgamation to decrease the minimum number of directors on the board from 9 to 7 and to re-authorize the board to fix the number of directors on the board within the range provided for in the articles.

(b)        [ ] VOTED FOR                [ ] WITHHELD FROM VOTING
The appointment of Deloitte & Touche LLP as auditors of the Corporation and the authorization for the directors to fix the remuneration to be paid to the auditors.

(c)        [ ] VOTED FOR                [ ] VOTED AGAINST
The approval of the amendment of the terms of the outstanding options to purchase Series 1 Preference Shares.

(d)        [ ] VOTED FOR                [ ] VOTED AGAINST
A special resolution authorizing the relocation of the registered office of the Corporation from the Municipality of Toronto to the Municipality of Mississauga.

(e)        [ ] VOTED FOR                [ ] VOTED AGAINST
A special resolution authorizing the continuance of the Corporation under the Canada Business Corporations Act.

(f)        [ ] VOTED FOR                [ ] VOTED AGAINST
The election of the following nominees for directors as a group (to withhold authority to vote for any individual nominee strike a line through the nominee's name): M.A. Angelson, R.G. Burton, S.A. Dawe, R.J. Daniels, A.C. Eckert,III, J.D. Manley, D.R. McCamus, L.H. Schipper, J.W. Stevens.


MOORE CORPORATION LIMITED
ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS APRIL 18, 2002
-------------------------------------------------------------------------------

The shares represented by this proxy will be voted in accordance with any specified choice. If no choice is specified, such shares will be voted "for" each of the matters noted above by the individuals specified in this form. The person appointed is authorized to vote in his or her discretion in respect of amendments or variations to the matters noted above and upon such other business as may properly come before the meeting.



----------------------------------------
Signature


----------------------------------------
Signature if held jointly


                                  , 2002
----------------------------------
Dated

Please sign exactly as name appears on the label. This proxy must be executed by the shareholder or his or her attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney thereof.

NOTE: To be used at the meeting, this proxy must be deposited by the applicable deadlines specified in the Management Information Circular and Proxy Statement of the Corporation dated March 13, 2002: (1) by mail to the address on the envelope provided herewith; (2) by personal delivery to Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1; or (3) by facsimile 416-981-9803, to Computershare Trust Company of Canada.